UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Infinity Augmented Reality, Inc.

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:
Common Stock, $0.00001 Par Value

	(2)	Aggregate number of securities to which transaction applies:
104,879,570 shares of issued Common Stock

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	(4)	Proposed maximum aggregate value of transaction: n/a

	(5)	Total fee paid: n/a

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A.

INIFINITY AUGMENTED REALITY, INC.

228 Park Ave. S #61130

New York, NY 10003-1502

NOTICE OF ACTION BY WRITTEN CONSENT

On February 2, 2015, the stockholders of Infinity Augmented Reality, Inc. (the “Company”) holding a majority of our voting power took action by written consent to approve the following actions (the “Corporate Actions”):

●	amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at ratio of 1 for 101 shares of outstanding Common Stock (the “Reverse Split”), immediately followed by a forward stock split of the Company's outstanding Common Stock, at the same exchange ratio (the “Forward Split” and together with the Reverse Split, the “Reverse/Forward Stock Split”), , as a result of which stockholder owning of record fewer than 101 shares of Common Stock before the Reverse Split will have the shares of such class cancelled and converted into the right to receive $0.15 for each share of Common Stock held of record prior to the Reverse Split

●	approve and adopt a new Company equity incentive plan in order to facilitate grant of options to purchase Common Stock of the Company to such executive officers and employees of the Company, as the Board of Directors deems fit, from time to time (the “2015 Incentive Plan”);

●	increase the Company's authorized share capital from 500,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock and to increase the Company’s authorized shares of preferred stock from 100,000,000 shares of preferred stock, par value $0.00001 per share, to 500,000,000 shares of preferred stock, par value $0.00001 per share (the “Authorized Capital Increase”).

Stockholders of record at the close of business on February __, 2015, are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Reverse/Forward Stock Split and the Authorized Capital Increase will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We anticipate that the Authorized Share Increase Amendment will become effective at such time as a certificate of amendment to our Articles is filed with the Secretary of State of Nevada

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors:

/s/ Motti Kushnir

Motti Kushnir, Chief Executive Officer

228 Park Ave. S #61130, New York,
NY 10003-1502

February __, 2015

INFINITY AUGMENTED REALITY, INC.

228 Park Ave. S #61130,

New York, NY 10003-1502

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

As used herein (except as expressly indicated or unless the context otherwise requires), references to the “Company,” “we”, “our” and “us” refer to Infinity Augmented Reality, Inc.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding and voting shares of stock of Infinity Augmented Reality, Inc., a Nevada corporation (the “Company”) as of the close of business on February __, 2015 (the “Record Date”) pursuant to and in accordance with the requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 13e-3 under the Exchange Act and Section 14(c) under the Exchange Act and corresponding Regulation 14C promulgated thereunder. The purpose of this Information Statement is to provide notice that Company's Board of Directors (the “Board”) and the holders of a majority of the Company's common stock, par value $0.00001 (the “Common Stock”), have, by written consent, approved of the following corporate actions (collectively, the “Corporate Actions”) to:

●	amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at ratio of 1 for 101 shares of outstanding Common Stock (the “Reverse Split”), immediately followed by a forward stock split of the Company's outstanding Common Stock, at the same exchange ratio (the “Forward Split” and together with the Reverse Split, the “Reverse/Forward Stock Split”),as a result of which stockholder owning of record fewer than 101 shares of Common Stock before the Reverse Split will have the shares of such class cancelled and converted into the right to receive $0.15 for each share of Common Stock held of record prior to the Reverse Split;

●	approve and adopt a new Company equity incentive plan in order to facilitate grant of options to purchase Common Stock of the Company to such executive officers and employees of the Company, as the Board of Directors deems fit, from time to time (the “2015 Incentive Plan”); and

●	increase the Company's authorized share capital from 500,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock and to increase the Company’s authorized shares of preferred stock from 100,000,000 shares of preferred stock, par value $0.00001 per share, to 500,000,000 shares of preferred stock, par value $0.00001 per share (the “Authorized Capital Increase”).

SHAREHOLDER APPROVAL

On February 17, 2015, there were 104,879,570 shares of our Common Stock outstanding. Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders. Pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”), at least a majority of the Common Stock of the Company is required to approve the Corporate Actions by written consent. Several of our stockholders, who collectively hold 57,288,844 shares of Common Stock (approximately 55% of the Common Stock issued and outstanding), have voted in favor of the Corporate Actions, thereby satisfying the requirement under Section 78.320 of the NRS that at least a majority of the voting equity vote in favor of a corporate action by written consent. These stockholders or their affiliates are parties to the Master Agreement dated February 2, 2015, between the Company and certain of its debenture holders and stockholders.

CORPORATE ACTIONS

Reverse/Forward Stock Split

The Reverse/Forward Stock Split will not change the par value per share or the number of authorized shares of Common Stock. Holders of record of less than one share as a result of the Reverse Stock Split will be cashed out at the rate of $0.15 per pre-split share. Holders of record of at least one share as a result of the Reverse Stock Split will not be entitled to receive any cash payment. Although the Reverse/Forward Stock Split has been approved by the holders of the requisite majority of the shares of our Common Stock, the Board reserves the right, in its discretion, to abandon the Reverse/Forward Stock Split before it becomes effective, if it determines that abandoning the Reverse/Forward Stock Split is in the best interests of the Company or its stockholders.

The intended effect of the Reverse/Forward Stock Split is to reduce the number of record holders of our Common Stock (362 as of January 27, 2015) to fewer than 300, thereby enabling us to terminate the public registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend our duty to file periodic reports and other information with the SEC thereunder. This will eliminate the expense required to comply with the reporting and related requirements under the Exchange Act. The transaction will consist of: (i) a reverse split of our Common Stock, whereby each 101 outstanding shares of our Common Stock will be converted into one whole share and, in lieu of us issuing fractional shares to stockholders owning fewer than 101 pre-reverse stock split shares, we will pay cash equal to $0.15 multiplied by the number of pre-reverse stock split shares held by such stockholder (the “Reverse Split”), followed by (ii) a forward stock split of our Common Stock for those stockholders who hold at least one share of our common stock after the Reverse Split, whereby all post-Reverse Split shares held by such stockholders (including fractional shares) will be converted into a number of shares of our Common Stock equal to such number of post-Reverse Split shares multiplied by 101.

After careful consideration, our Board of Directors has unanimously concluded that the costs associated with being a public reporting company are not justified by the resulting benefits. In addition, management has been told by potential investors that they would be interested in investing in the Company premised on the Company successfully suspending its reporting obligation under the Exchange Act. After the Reverse/Forward Stock Split and the subsequent deregistration of our common stock and suspension of our duty to file periodic reports and other information with the SEC, we will no longer be subject to the reporting and related requirements under the Exchange Act and we will cease to file reports and information with the SEC, as more fully described in the accompanying Information Statement. The Company’s stock, however, may be eligible for continued quotation on the OTC Pink tier of the OTC Markets.

Provided that the Reverse/Forward Stock Split has the intended effect, we will file to deregister our Common Stock with the SEC. We will in such case no longer be required to file periodic reports with the SEC. The Company expects that the deregistration of its Common Stock under the Exchange Act will eliminate the significant expense required to comply with its Exchange Act reporting obligations and the SEC's proxy rules. The Company estimates the annual savings to be approximately $170,000 in tangible expenses, and the considerable senior management time and effort that is currently expended on compliance and disclosure matters attributable to the Company's Exchange Act filings may be focused on managing and growing our business. The Reverse/Forward Stock Split will provide small stockholders of record (holding fewer than 101 shares) with a liquidity event whereby their shares will be converted to cash at a 209% premium based on the average closing price for the 30 trading days prior to the public announcement of the Reverse/Forward Stock Split after the close of trading on February 4, 2015 and a 195% premium based on the average closing price for the 90 trading days prior to such announcement.

Stockholders whose fractional shares have been purchased after the reverse split will have dissenters' rights of appraisal.

2015 Incentive Plan

The purpose of our 2015 Incentive Plan is to maintain the ability of the company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiaries. In addition, the 2015 Incentive Plan is intended to encourage ownership of our common stock by the directors, employees and consultants of the company and its affiliates and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the company’s business. The 2015 Incentive Plan provides eligible employees and consultants the opportunity to participate in the enhancement of stockholder value by the grants of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2015 Incentive Plan. The number of shares that are issuable under our current employee stock option plans (the “Current Option Plans”) is 40,661,978 shares of Common Stock. Under the terms of the Current Option Plans, the Company is not permitted to increase the number of shares of common stock reserved for issuance. In addition, the Company intends to issues several key employees with restricted stock units. The Current Option Plans does not provide for the issuance of restricted stock units. Therefore, the Board and the majority stockholders of the Company have determined that it would be in the best interest of the Company to adopt the 2015 Incentive Plan, which will allow the Company and its Israeli subsidiary the opportunity to attract and maintain qualified personnel by way of issuance of options, restricted stock units and similar awards permitted under the 2015 Incentive Plan.

Authorized Capital Increase

The purpose and effect of increasing the Company’s authorized shares is to below in this Information Statement as well as to enhance corporate flexibility and advance the Company’s ability to finance and develop the operations of our business. Increasing the Company’s authorized shares of common stock will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the Shareholders, including to the Company’s officers and employees under applicable incentive plan. Increasing the Company’s authorized shares of Preferred stock will allow the Company to solicit for investments in its share capital.

Our issuance of any additional shares of our common stock (or any preferred stock convertible into common stock) in the future may dilute our existing stockholders. Such dilution may be substantial, depending on the number of shares issued. Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Any newly authorized shares of preferred stock may have different (and superior) voting and other rights to those of the currently authorized shares of common stock. We believe that by increasing the Company’s shares capital the company will be able to issue shares from time to time as may be required for proper business purposes, including for raising additional capital for our ongoing operations, establishing strategic relationships with corporate partners or providing equity incentives to future employees and management. The adoption of the 2015 Incentive Plan further creates the need to maintain sufficient available authorized capital stock for purposes of effectuating issuances thereunder.

The proposed Certificates of Amendment to the Company's Articles of Incorporation effecting the forgoing corporate actions is attached as Annex A1 and Annex 2 to this Information Statement.

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions with the exception of the adoption of the 2015 Incentive Plan cannot become effective until at least twenty (20) calendar days after the date this Information Statement has been filed with the SEC and has been furnished to the Company's stockholders. We anticipate filing the amendments to the Company's Articles of Incorporation with the Office of the Secretary of the State of Nevada after the expiration of the 20-day period, and such amendments are expected to become effective on or about March __, 2015 (the “Effective Date”). The Company will pay all costs associated with the distribution of this Information Statement to the Company's stockholders, including the costs of printing and mailing. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Notice to the beneficial owners of the Common Stock held of record by them. Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Stock Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action.

This Information Statement will serve as notice required under Section 78.370 of the NRS.

This Information Statement is dated February __, 2015 and is first being furnished to our stockholders on or about February __, 2015.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS CONTEMPLATED HEREIN; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS CONTEMPLATED HEREIN; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT OR THE RELATED SCHEDULE 13E-3, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

INFINITY AUGMENTED REALITY, INC.

February __, 2015

SUMMARY OF TERM SHEET

We are providing this summary term sheet for your convenience. It highlights material information in this document, but you should realize that it does not describe all of the details of Reverse/Forward Stock Split, the adoption of the 2015 Incentive Plan and the Authorized Capital Increase to the same extent that they are described in the body of this document. We urge you to read the entire document and the related letter of transmittal carefully because they contain the full details of the Reverse/Forward Stock Split, the Authorized Capital Increase and the 2015 Incentive Plan. This summary term sheet is qualified in its entirety by reference to the more detailed information appearing elsewhere in, or accompanying, this Information Statement.

Q:	What is the Reverse/Forward Stock Split?

A:	The Company's Board of Directors (the “Board”) and the holders of a majority of the Company's Common Stock have approved amendments to the Company's Articles of Incorporation to effect a Reverse/Forward Stock Split of the Company's Common Stock, at an exchange ratio of 1-for-101 shares of outstanding Common Stock (the “Reverse Split”), immediately followed by a forward stock split of the Company's outstanding Common Stock, at the same exchange ratio (the “Forward Split” and together with the Reverse Split, the “Reverse/Forward Stock Split”). Such amendment will not change the par value per share or the number of authorized shares of Common Stock. Holders of record of less than one share as a result of the Reverse Split will be cashed out at the rate of $0.15 per pre-split share. Holders of record of at least one share as a result of the Reverse/Forward Stock Split will not be entitled to receive any cash payment. The proposed Certificates of Amendment to the Company's Articles of Incorporation affecting the Reverse/Forward Stock Split are attached as Annex A to this Information Statement. The Reverse/Forward Stock Split will become effective upon the filing of the proposed Certificates of Amendment with the Office of the Secretary of State of the State of Nevada twenty (20) calendar days following the date this Information Statement is first furnished to our stockholders. Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action.

Q:	What is the purpose of the Reverse/Forward Stock Split?

A:	The Reverse/Forward Stock Split is part of the Company's plan to terminate the registration of its Common Stock and suspend its reporting requirements under the Exchange Act. The Reverse/Forward Stock Split is considered a “going private” transaction as defined in Rule 13E-3, which was promulgated under the Exchange Act, because certain stockholders will be cashed out as a result of the Reverse/Forward Stock Split, which will cause our Exchange Act reporting obligations to become eligible for suspension under Rule12h-3 or Section 15(d) of the Exchange Act and cause our Common Stock to become eligible for termination of registration under Rule 12g-4 and Section 12(g) of the Exchange Act. Accordingly, the Company has filed a Rule 13E-3 Transaction Statement on Schedule 13E-3 with the SEC. The Schedule 13E-3 is available on the SEC's website at http://www.sec.gov or from the Company (including on the Company's website at www.infinityar.com). As a public issuer, the Company is subject to the reporting requirements of the Exchange Act. The requirements under the Exchange Act and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs, and have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on the Company’s personnel, systems and resources. Upon deregistration of its Common Stock under the Exchange Act and provided the Common Stock following the Reverse/Forward Stock Split is held of record by less than 300 persons, the Company expects that the deregistration will eliminate the significant expense that had been required of the Company to comply with its Exchange Act reporting obligations and the SEC's proxy rules. The Company estimates the annual savings to be approximately $170,000 in tangible expenses, in addition to considerable saved senior management time, attention and effort spent on compliance and disclosure matters attributable to the Company's Exchange Act filings, which may be instead diverted to the Company’s business concerns, financial condition and operation.

Q:	Is any action required on my part, such as to vote?

A:	No action is required on your part. Your approval is not required and is not being sought. The holders of a majority of the Company's Common Stock have already approved the Reverse/Forward Stock Split.

Q:	Am I entitled to any appraisal or dissenters' rights?

A:	Under the NRS, our stockholders are entitled to dissenters’ rights with respect to the Reverse Split. Upon effectiveness of the Reverse Split, any stockholder who believes that the cash out price of $0.15 per share is too low will have the right to object and have a court in Nevada determine the value of such stockholder’s fractional share, and to be paid the appraised value determined by the court, which could be more or less than the $0.15 per pre-split share. A dissenters’ rights notice will be mailed to stockholders promptly after the effective date of the Reverse Split. See the information set forth below under the caption “Dissenters’ and Appraisal Rights”.

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Q:	Will the business plan or operations of the Company change as a result of the Reverse/Forward Stock Split?

A:	The Reverse/Forward Stock Split is not expected to affect our current business plan or operations, except for the anticipated cost and management time savings associated with deregistration of the Company's Common Stock.

Q:	Will the Company remain a reporting company after the completion of the Reverse/Forward Stock Split?

A:	We plan to terminate the registration of our Common Stock under the Exchange Act, suspend our reporting requirements under the Exchange Act, thereby becoming a “non-reporting entity”.

Q:	What does the Board of Directors of the Company think of the Reverse/Forward Stock Split?

A:	The Company's entire Board of Directors (the “Board”) and a majority of the stockholders of the Company voted in favor of and authorized the Reverse/Forward Stock Split. The Board determined that the Reverse/Forward Stock Split is fair to and in the best interest of all of our stockholders, including the stockholders who will be cashed out and those who will retain an equity interest in the Company subsequent to the consummation of the Reverse/Forward Stock Split. The Board established the cash consideration to be paid to redeem shares of holders of record of less than one share as a result of the Reverse Split in a good faith determination based upon fairness and other factors the Board deemed relevant, as described in more detail herein.

Q:	What are some of the advantages of the Reverse/Forward Stock Split?

A:	The Board believes that the Reverse/Forward Stock Split will have, among others, the following advantages:

●	The Company will be able to terminate the registration of the Company's Common Stock under the Exchange Act, which will eliminate the significant tangible and intangible costs of the Company being a public company, with tangible estimated cost savings of $170,000 annually.

●	The ability of our management to focus on long-term growth without an undue emphasis on short-term financial results that is often expected of public reporting companies.

●	The Company will be able to achieve the overhead reduction associated with the Reverse Split without negatively affecting our business operations.

●	Deregistration will allow the Company do develop its products and operation without exposing them to competitors.

●	After Deregistration, the Company expects to have a round of financing in which Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP), (“Singulariteam”) an affiliate of Mr. Moshe Hogeg, the Chairman of our board of directors is anticipated to invest in the Company, as part of a round of financing of the Company together with one or more third party investors, after the implementation of the Reverse/Forward Stock Split.

Q:	What are some of the disadvantages of the Reverse/Forward Stock Split?

A:	The Board believes that the Reverse/Forward Stock Split will have, among others, the following disadvantages:

●	Stockholders of record owning fewer than 101 shares of the Company's Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out, will no longer be stockholders of the Company and will not have the opportunity to participate in or benefit from any future potential appreciation in our value. Stockholders of record who want to continue to be stockholders in the Company can attempt to purchase additional shares in order to have at least 101 shares so that they will be unaffected by the Reverse Split, or they can attempt to purchase shares after the Reverse Split but prior to us filing to become a non-reporting entity. After the Company becomes a non-reporting entity, it is anticipated that the Company's Common Stock may remain on the Pink Sheets. However, there may be limited liquidity for the Common Stock and you may not be able to purchase or sell the Common Stock at all or at prices you desire.

●	Stockholders holding the Company's Common Stock following the Reverse/Forward Stock Split and subsequent filing to become a non-reporting entity may no longer have the information that is currently provided in our filings with the SEC pursuant to the Exchange Act regarding such matters as our business operations and developments, legal proceedings involving the Company, our financial results, the compensation of our directors and named executive officers, and Company securities held by our directors, officers and major stockholders. In addition, it is likely that there will be limited liquidity for the Common Stock and that trading of shares may only continue in privately negotiated sales. As a result, you may not be able to purchase or sell the Common Stock at all or at prices you desire.

●	Our stockholders will no longer have the protections provided by the liability provisions of the Exchange Act and the Sarbanes-Oxley Act of 2002 applicable to the Company and our directors, officers and major stockholders, including the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13, provisions relating to personal attestation by officers about accounting controls and procedures, potential criminal liability regarding the disclosure by the Company and provisions relating to restrictions on lending.

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Q:	What are some of the factors that the Board considered in approving the Reverse/Forward Stock Split?

A:	The Board considered several factors in approving the Reverse/Forward Stock Split, including the following:

●	The Board's discussions and conclusions about the fairness of the price of $0.15 per pre-split share to be paid following the Reverse Split to Company stockholders of record owning fewer than 101 shares.

●	The fact that a significant number of Company stockholders hold a small percentage of the outstanding Common Stock of the Company (as of January 27, 2015, approximately 353 of the Company’s stockholders of record hold fewer than 101 shares of outstanding Common Stock of the Company).

●	The decision to cash out these stockholders could provide them with an opportunity to receive cash for their holdings without having to pay brokers fees to sell the shares at a stock price that may not exceed the amount of the brokerage fees they would be required to pay.

●	The size of the Reverse/Forward Stock Split and the fact that a negligible percentage of outstanding Common Stock of the Company will be cashed out (as of January 27, 2015, approximately 35,500 shares out of 104,879,570 outstanding shares).

●	The projected tangible and intangible cost savings to the Company by terminating its registration of Common Stock.

Q:	What are the interests of Company directors, executive officers and principal shareholders in or potential conflicts of interest posed by the Reverse/Forward Stock Split?

A:	As previously announced, on February 2, 2015, the Company and certain of its debenture holders and stockholders who consented to the actions being taken herein and their affiliates entered into a definitive agreement to restructure a portion of the Company’s existing debt, provide for the assumption by certain of the stockholders of liabilities arising from the Company’s former business and serving as a first step in efforts to effect a recapitalization of the Company. Among other things, the agreement provided that the Company and the shareholders will undertake the corporate actions consented to herein. In connection therewith, Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP), an affiliate of Mr. Moshe Hogeg, the Chairman of our board of directors, and one of the consenting shareholders, has indicated an interest in investing in the Company after (and subject to) implementation of the Reverse/Forward Stock Split and the deregistration of our shares.

There will be no significant increase in percentage of ownership of Common Stock of directors and executive officers that own Common Stock as a result of the Reverse/Forward Stock Split. However, following the Reverse/Forward Stock Split, it is the intention of the Company to cause the issuance, from the 2015 Incentive Plan, of 155,000,000 options to purchase Common Stock of the Company, to the Company’s and its subsidiary’s officers and employees, including to, Motti Kushnir (Chief Executive Officer), Ortal Zanzuri (Chief Financial Officer and Secretary) and Matan Protter (Chief Technology Officer of Infinity Israel). The number of shares of options to be granted to each of such officers and employees shall be determined by the Board of Directors and compensation committee after the plan is in effect.

Q:	What is the total cost of the Reverse/Forward Stock Split to the Company?

A:

We estimate that we will pay up to approximately $5,300 to cash out holders of record of less than one share as a result of the Reverse Split. In addition, we anticipate incurring approximately $25,000 in advisory, legal, financial, accounting and other fees and costs in connection with the Reverse/Forward Stock Split. We currently have the financial resources to complete the Reverse/Forward Stock Split.

Q:	Will my shares be cashed out in the Reverse/Forward Stock Split and, if so, what will I receive for my shares?

A:

Stockholders of record who own less than 101 pre-split shares of Common Stock on the Effective Date will be cashed out at a price of $0.15 per pre-split share.

Stockholders of record who hold at least 101 pre-split shares of Common Stock on the Effective Date will not receive any cash payments. Rather, their shares will be split at a rate of 1-for-101 shares of outstanding Common Stock, to be immediately followed by a Forward split at the rate of 101-for-1 shares of outstanding Common Stock.

Q:	What is the current market price of my shares?

A:	On February 13, 2015, the last practicable trading day prior to the date this Information Statement was furnished to stockholders, our Common Stock's closing price on the OTC Bulletin Board was $0.08.

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Q:	If I own less than 101 pre-split shares of Common Stock on the Effective Date, how and when will I be paid?

A:

As soon as practicable after the Effective Date, we will send you a letter of transmittal to be used to transmit your Common Stock certificates to VStock Transfer (the “Exchange Agent”). You will receive a cash payment in the amount of $0.15 for each pre-split share owned by you. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, you will receive a check for this amount.

In the event we are unable to locate certain stockholders or if a stockholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such stockholders pursuant to the Reverse/Forward Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Stockholders who hold shares in a book-entry account are not required to take any action to receive a cash payment. The Exchange Agent will furnish stockholders with the necessary instructions for surrendering their pre-split stock certificates.

Q:	What do I have to do if I have lost my stock certificates, or if they have been mutilated, destroyed or stolen?

A:	Call our Exchange Agent, VStock Transfer, at 212-828-8436.

Q:	What are the United States federal tax consequences?

A:

We believe that the Reverse/Forward Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes. We will not apply for any ruling from the Internal Revenue Service, nor will we receive an opinion of counsel with respect to the tax consequences of the Reverse Split.

We believe that any stockholders who continue to hold Common Stock immediately after the Reverse/Forward Stock Split, and who receive no cash as a result of the Reverse Split, should not recognize any gain or loss or dividend income as a result of the Reverse/Forward Stock Split and will have the same adjusted tax basis and holding period in their Common Stock as they had in such stock immediately prior to the Reverse/Forward Stock Split.

We believe that a stockholder who receives cash in the Reverse/Forward Stock Split (i.e., a stockholder of record who holds less than one share as a result of the Reverse Split) will be treated as having such shares redeemed in a taxable transaction governed by Section 302 of the Code and, depending on a stockholder's situation, the transaction will be taxed as either: (a) a sale or exchange of the redeemed shares, in which case the stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder's tax basis for the redeemed shares; or (b) a cash distribution which is treated: (i) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder's tax basis in the redeemed shares; and (iii) finally, as gain from the sale or exchange of the redeemed shares. Amounts treated as gain or loss from the sale or exchange of redeemed shares will be capital gain or loss. Amounts treated as a taxable dividend are ordinary income to the recipient; however, a corporate taxpayer (other than an S corporation) may be allowed a dividend received deduction subject to applicable limitations and other special rules.

See the information set forth below under the caption “Federal Income Tax Consequences of the Reverse/Forward Stock Split”.

Q:	What if I hold shares of Common Stock in “street name”?

A:	We intend for the Reverse Split to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to affect the Reverse Split for their beneficial holders. However, nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

Q:	What is the purpose of the 2015 Incentive Plan?

A:	The purpose of our 2015 Incentive Plan is to maintain the ability of the company and its subsidiary to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiary.

Q:	Why is the Company adopting the 2015 Incentive Plan?

A:	The share pool in our current employee stock option plans is 40,661,978 shares of Common Stock and according to its terms, we are not permitted to increase the number of shares of common stock reserved for issuance. Since the Company required more shares to be reserved for issuance in order to increase allocation to incentive for such persons to render services and to exert maximum effort for the success of the company’s business, we need to adopt a new incentive plan. In addition, the 2015 Incentive will allow us to issue restricted stock units.

Q:	Is my vote required for the adoption of the 2015 Incentive Plan?

A:	No. our Board and the majority stockholders have approved the adoption of 2015 Incentive Plan. Accordingly, your approval is not required and is not being sought.

Q:	Why is the Company increasing its share capital?

A:	The purpose and effect of increasing the Company’s authorized shares is to enhance corporate flexibility and advance the Company’s ability to finance and develop the operations of our business without the expense or delay of seeking further approval from requiring our shareholders consent. The Authorized Capital Increase will allow us with greater flexibility to issue shares to our officers, employees and consultants under applicable incentive plan, as well as to induce additional investment in the Company.

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Q:	Would allocation of additional shares, following the Authorized Capital Increase dilute my holdings of the Company?

A:	Our issuance of any additional shares of our common stock (or any preferred stock convertible into common stock) in the future may dilute our existing stockholders. The scope of dilution depends on the number of actual shares issued. However, we believe that by increasing our share capital we will be able to issue shares from time to time as may be required for proper business purposes, including for raising additional capital for our ongoing operations, establishing strategic relationships with corporate partners or providing equity incentives to future employees and management. This will allow us to get better value for your holdings of the Company.

Q:	What rights would be attached to any new allocated shares, following the Authorized Capital Increase?

A:	Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Any newly authorized shares of preferred stock may have different (and superior) voting and other rights to those of the currently authorized shares of common stock. The rights and privileges of any preferred stock shall be as prescribed in the applicable Certificate of Designation to be filed with the Nevada Secretary of State from time to time.

Q:	How will the Company affect such Authorized Capital Increase?

A:	We will file proposed Certificates of Amendment to the Company's Articles of Incorporation, in the form attached to this Information Statement Annex A with the Nevada Secretary of State.

Q:	When do you expect the Certificates of Amendment to become effective?

A:	The Certificates of Amendment will become effective no earlier than 20 days after this Information Statement has been sent to you, which we currently estimate will be on March __, 2015.

Q:	Why am I not being asked to vote?

A:	The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Certificates of Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q:	What do I need to do now?

A:	Nothing. This information statement is purely for your information and does not require or request you to do anything. The Certificates of Amendment was approved by stockholder’s written consent pursuant to Section 78.320 of the Nevada Revised Statutes. Accordingly, your approval is not required and is not being sought.

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FORWARD–LOOKING STATEMENTS

Statements contained in this Information Statement and in the Company’s public filings or other public statements that are not historical fact may be forward-looking statements regarding the business, operations and financial condition of the Company within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause Company’s actual results, performance or achievements to be materially different from Company’s future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Company’s future plans, strategies and expectations, and other statements that are not historical facts, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “could,” “anticipate,” “estimate,” “contemplate,” “predict,” “believe,” “intend,” “plan,” “potential” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. All forward-looking statements speak only as of the date of this Information Statement, are expressly qualified in their entirety by the cautionary statements included in this Information Statement and are subject to a number of risks, uncertainties and assumptions. These factors include, but are not limited to: (i) the Company’s strategic plans and ability to complete and benefit from the Reverse/Forward Stock Split; (ii) the expenses associated with the Reverse/Forward Stock Split and the subsequent deregistration of our common stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder; (iii) the number of stockholders following the Reverse/Forward Stock Split; and (iv) the Company’s financial condition, results of operations, capital resources and business prospects following the Reverse/Forward Stock Split and (v risks associate with our ability to raise additional funds following the Reverse/Forward Stock Split.

Additional factors that would cause actual results to differ materially from those projected or suggested in any forward-looking statements will be contained in the Company’s SEC reports and filings, including, but not limited to, those factors discussed under the caption “Risk Factors,” which the Company urges its investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as otherwise required by securities, and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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I.   REVERSE/ FORWARD STOCK SPLIT

Structure of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will enable us to, terminate the registration of (or deregister) our Common Stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 13(a) thereunder. In connection with the Transaction, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

The following is a summary of the material terms of the Reverse/Forward Stock Split, the adoption of the 2015 Incentive Plan and the Authorized Capital Increase:

The Company has only one class of outstanding securities entitled to vote on the Reverse/Forward Stock Split. Each share of Common Stock has the right to one vote. As of February __, 2015 (the “Record Date”), there were 104,879,570 shares of Common Stock outstanding. The Reverse/Forward Stock Split was approved by the written consent of the holders of 57,288,844 shares or 54.62% of the issued and outstanding shares of Common Stock entitled to vote on the Record Date.

The Reverse/Forward Stock Split is comprised of a reverse stock split (the “Reverse Split”), pursuant to which the shares of the Company's $0.00001 par value common stock shall be converted at an exchange ratio of 101 for 1 shares of outstanding Common Stock, as will be determined by the Company’s Board, followed immediately by a forward stock split of the Company's outstanding Common Stock, at the same exchange ratio (the “Forward Split”). Holders of record of less than one share as a result of the Reverse Split will be cashed out at the rate of $0.15 per pre-split share (each, a “Discontinued Stockholder”). Holders of at least one share as a result of the Reverse Split will not be entitled to receive any cash payment. If a person or entity holds shares of Common Stock in “street name,” then its broker, bank or other nominee (the “Record Owner”) is considered the owner of record with respect to those shares of Common Stock and not such person or entity. If the Record Owner holds less than one share as a result of the Reverse Split, it will be cashed out at the rate of $0.15 per pre-split share. Record Owners of at least one share as a result of the Reverse Split will not be entitled to receive any cash payment, even if a Record Owner hold shares of Common Stock in “street name” for any individual beneficial owners that held beneficial ownership in less than 101 pre-split shares of Common Stock.

The Reverse/Forward Stock Split can be illustrated with the following examples:

a.	Stockholder A holds of record 100 shares of pre-split Common Stock. After the Effective Date, Stockholder A will receive $15 in cash and will surrender his shares.

b.	Stockholder B holds of record 200 shares of pre-split Common Stock. After the Effective Date, stockholder B will hold 200 shares of Common Stock.

As soon as practicable after the Effective Date, we will send all stockholders of record with less than one share as a result of the Reverse Split a letter of transmittal to be used to transmit their Common Stock certificates to VStock Transfer (the “Exchange Agent”). Such stockholders of record will receive a cash payment in the amount of $0.15 per pre-split share. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder of record entitled to receive payment will receive a check for an amount of $0.15 for each pre-split share owned by the stockholder. In the event we are unable to locate certain stockholders or if a stockholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such stockholders pursuant to the Reverse/Forward Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Stockholders who hold shares in a book-entry account are not required to take any action to receive a cash payment. The Exchange Agent will furnish stockholders with the necessary instructions for surrendering their pre-split stock certificates.

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Stockholders who hold shares that are not cashed out as a result of the Reverse/Forward Stock Split will not be required to exchange their certificates representing pre-split shares for new certificates. The Reverse/Forward Stock Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock that each stockholder is entitled to receive as a result of the Reverse/Forward Stock Split.

Although the Reverse/Forward Stock Split has been approved by the holders of the requisite majority of the shares of Common Stock of the Company, the Board reserves the right, in its discretion, to abandon the Reverse/Forward Stock Split prior to the proposed Effective Date if it determines that abandonment is in the best interests of the Company or the stockholders. Factors that may lead the Board to abandon the Reverse/Forward Stock Split may include, among other things, increased transaction costs to consummate the transaction, changes in the current economic environment, and an adverse response from the markets in which the Company operates or adverse responses from our stockholders. If such a determination to abandon the Reverse/Forward Stock Split is made by the Board, our stockholders would be notified through the filing of a Current Report with the SEC on Form 8-K.

The Reverse/Forward Stock Split will not materially change the rights, preferences or limitations of those stockholders who will retain an interest in the Company subsequent to the consummation of the Reverse/Forward Stock Split.

Dissenters’ and Appraisal Rights

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statutes (“Chapter 92A”), any Discontinued Stockholder of the Company is entitled to dissent to the Reverse Split and obtain payment of the fair value of the shares. In the context of the Reverse Split, Chapter 92A provides that stockholders may elect to have the Company purchase pre-Reverse Split shares that would become fractional shares as a result of the Reverse Split for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of the shares of any stockholder means the value of such shares immediately before the effectuation of the Reverse Split, excluding any appreciation or depreciation in anticipation of the Reverse Split, unless exclusion of any appreciation or depreciation would be inequitable.

Chapter 92A is set forth in its entirety in Annex B to this Information Statement. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Annex B to this Information Statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Stockholders who have not validly tendered their shares of common stock will not be entitled to exercise dissenters’ rights. Stockholders who perfect their dissenters’ rights by complying with the procedures set forth in Chapter 92A will have the fair value of their shares determined by the Nevada state court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the $0.15 per share to be paid in connection with the Reverse Split. In addition, stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the transaction on the amount determined to be the fair value of their shares.

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Within 10 days after the effectuation of the Reverse Split, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record stockholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not they acquired beneficial ownership of the shares before that date; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a stockholder must follow to exercise dissenter’s rights.

In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions within 30 days of the date that the Dissenters’ Rights Notice was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.

Within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the Reverse Split. The rate of interest shall be the average rate currently paid by the Company on its principal bank loans. The payment will be accompanied by the following: (i) financial statements for the Company for the year ended August 31, 2014 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s rights to demand payment for the difference between the Company’s estimate of the fair value of the shares and the stockholder’s estimate of the fair value of the shares; and (v) a copy of Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce the dissenter’s rights by commencing an action in Nevada.

If a dissenting stockholder disagrees with the amount of the Company’s payment, then the dissenting stockholder may, within 30 days of such payment, (i) notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting stockholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the stockholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the common stock, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Chapter 92A.

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A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns shares through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner.

The foregoing summary of the rights of dissenting stockholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Annex B to this Information Statement.

The Company has not made any provision to obtain counsel or appraisal services for unaffiliated stockholders.

Background and Cost

As previously announced, on February 2, 2015, the Company and certain of its debenture holders and stockholders who consented to the actions being taken herein and their affiliates entered into a definitive agreement to restructure a portion of the Company’s existing debt, provide for the assumption by certain of the stockholders of liabilities arising from the Company’s former business and serving as a first step in efforts to effect a recapitalization of the Company. Among other things, the agreement provided that the Company and the shareholders will undertake the corporate actions consented to herein, including the Reverse /Forward Stock Split as part of the Company restructure and recapitalization efforts.

The Board has determined that the Reverse/Forward Stock Split is fair to and in the best interest of all of our stockholders, including those stockholders owning shares being cashed out pursuant to the Reverse/Forward Stock Split and those who will retain an equity interest in our Company subsequent to the consummation of the Reverse/Forward Stock Split.

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The Reverse/Forward Stock Split is not expected to affect our current business plan or operations, except for the anticipated cost and management time savings associated with termination of our obligations to file periodic reports under the Exchange Act with the SEC. Nevertheless, if operating losses continue at the Company following the Reverse/Forward Stock Split and any other cost saving measures instituted by the Company, the Company will need to raise additional funds. Once we deregister our Common Stock under the Exchange Act, we will not be required to provide our stockholders with periodic, annual, quarterly or other reports regarding the Company. However, we do not intend to make available to stockholders any financial or other information about us that is not required by law. We do not intend, but may in our discretion elect, to distribute press releases for material and other events. We will continue to hold meetings as required under Nevada Revised Statutes, including annual meetings, or to take actions by written consent of stockholders in lieu of meetings.

We estimate that we will pay approximately $5,300 to cash out holders of record of less than one share as a result of the Reverse Split. In addition, we anticipate incurring approximately $25,000 in advisory, legal, financial, accounting and other fees and costs in connection with the Reverse/Forward Stock Split. The Company has sufficient cash on hand to cover the cost of cashing out holders of record of less than one share as a result of the Reverse Split and the related fees and costs of implementing the Reverse/Forward Stock Split and this Information Statement. The Company will not be using borrowed funds to finance the cost of the Reverse/Forward Stock Split, there are no conditions relating to the use of the cash to cover the cost of the Reverse/Forward Stock Split, and there are no alternative financing arrangements or alternative financing plans in place to cover the ultimate cost of the Reverse/Forward Stock Split. The estimated costs consist of the following, although actual costs may vary.

Department	Cost
Legal fees	$20,000
Printing and mailing costs	1,500
Exchange Agent	1,500
Administrative	2,000
Total estimated expenses	$25,000

The following officers of the Company were utilized to prepare and file the Information Statement and this statement: Motti Kushnir, Chief Executive Officer and Ortal Zanzuri, Chief Financial Officer and Secretary.

On February 4, 2015, at the close of the trading day, which was prior to the announcement on that day of the Reverse/Forward Stock Split, our Common Stock's closing price per share was $0.09 on trading volume of 108,200 shares. Previous to this date, our average closing price for the 60 trading days prior to February 4, 2015, 2015 was approximately $0.08 per share on an unweighted basis. On February 13, 2015, the last practicable trading day prior to the date this Information Statement was furnished to stockholders, our Common Stock's closing price was $0.08.

Reasons for the Reverse/Forward Stock Split

The primary purpose of the Reverse/Forward Stock Split is to ensure that the number of record holders of our Common Stock (362 as of January 27, 2015) will be below 300 so that we can terminate the registration of our Common Stock under Section 12(g) of the Exchange Act. The Reverse/Forward Stock Split is expected to result in the elimination of the expenses related to our disclosure and reporting requirements under the Exchange Act. For some time, the Board of the Directors of the Company, has expressed concern about the expense of continuing to comply with the periodic reporting requirements of the Exchange Act given the small size of the Company (which as of February 1, 2015 consisted of approximately seven employees, with periodic reporting requirements fulfilled by executive officers of the Company without sufficient segregation of duties to support internal control), the financials and operating losses of the Company, and the extremely low trading volume of shares of our Common Stock. Significantly, the Company had an annual operating loss during the year ended August 31, 2014 of $7,874,588 and a quarterly operating loss of $1,467,918 during the quarter ended November 30, 2014. In addition, management has been told by potential investors that they would be interested in investing in the Company premised on the Company successfully suspending its reporting obligation under the Exchange Act. The Board therefore decided to consider whether it should remain a reporting company. The Board believes that any material benefit derived from continued registration under the Exchange Act is outweighed by the cost, including the cost and tangible and intangible burdens associated with compliance with the Sarbanes-Oxley Act of 2002.

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The Board believes that the significant costs are not justified because we have not been able to realize many of the benefits that publicly traded companies sometimes realize. The Board does not believe that we are in a position to use our status as a public company to raise capital through sales of securities in a public offering, or otherwise to access the public markets to raise equity capital. In addition, our Common Stock’s extremely limited trading volume, stock price and public float have all but eliminated our ability to use our Common Stock as acquisition currency or to attract and retain employees.

Our Common Stock’s limited trading volume and public float have also hindered our stockholders’ ability to sell their shares, which has prevented them from realizing the full benefits of holding publicly traded stock. Our low market capitalization has resulted in limited interest from market makers or financial analysts who might report on our activity to the investment community. Because the Common Stock has been thinly traded, any attempt to trade a large block of shares in the public markets, to the extent possible, would risk a significant impact on the market price of our Common Stock. The Board believes that it is unlikely that our market capitalization and trading liquidity will increase significantly in the foreseeable future.

The overall executive time expended on the preparation and review of our public filings is likely to continue to increase rather than decrease. Since we have relatively few executive personnel, these indirect costs can be significant relative to our overall expenses and, although there will be no direct monetary savings with respect to these indirect costs when the Reverse/Forward Stock Split is effected and we cease filing periodic reports with the SEC, the time currently devoted by management to our public company reporting obligations could be devoted to other purposes, such as operational concerns to further our business objectives and the interests of our stockholders. The Board believes that it is in our best interests and the best interests of our stockholders to eliminate the administrative, financial and additional accounting burdens associated with periodic reporting to the SEC by consummating the Reverse/Forward Stock Split at this time rather than continue to subject the Company to these burdens.

Although continuing shareholders would indirectly benefit from any tax savings generated by the Company's future use of any accrued operating loss carry-forwards, if and to the extent actually used by the Company to offset future taxable income, the Board did not consider such tax savings (to the extent available) to be material in connection with its review and evaluation of the Reverse/Forward Stock Split. The Company had a Federal tax net operating loss carry forward of $2,352,274 for the year ended August 31, 2014.

Strategic Alternatives Considered

While considering the merits of the Reverse Split, the Board evaluated a number of strategic alternatives. In evaluating the risks and benefits of each strategic alternative, the Board determined that the Reverse Split would be the simplest and most cost-effective approach to achieve the purposes described above. The Board considered the following alternatives:

●	Self-tender offer. The Board considered a self-tender offer considerably more costly than the Reverse/Forward Stock Split, and as a result, rejected this alternative.

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●	Purchase of shares in the open market. The Board considered a stock repurchase program, but believes that it is unlikely that open market purchases will achieve the intended result of the Reverse/Forward Stock Split of ensuring that the number of our record stockholders will be below 300. Due to the high transaction costs and low share prices of our Common Stock, the Board believed it unlikely that stockholders of record holding fewer than 101 shares of Common Stock would sell their shares to the Company in the open market.

●	Maintaining the status quo. The Board also considered taking no action to reduce the number of our stockholders of record. However, due to the significant and increasing costs of being an SEC registered public company, not been able to realize many of the benefits that publicly traded companies sometimes realize and other factors enumerated elsewhere in this Information Statement, such as the operating losses of the Company, the Board believed that maintaining the status quo would be detrimental to all stockholders. We would continue to incur the expenses of being a public company without realizing the benefits of public company status.

Fairness of the Reverse/Forward Stock Split to Stockholders

The Board believes that the Reverse/Forward Stock Split is fair to the unaffiliated holders of our Common Stock, including both unaffiliated stockholders who will be cashed out in the Reverse/Forward Stock Split and those who continue to be stockholders of the Company after the Reverse/Forward Stock Split. The Board, on behalf of the Company, has itself made that determination and, for the reasons set forth below, has reached a decision that the Reverse Split is fair to the unaffiliated stockholders.

The Board did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the consideration to holders of record of less than one share as a result of the Reverse Split, due to the financially depressed status of the Company, the Company's continuing operating losses, the stage in the development of the Company’s product, the recent historical trading price of its common stock, and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. Further, the result of the Reverse/Forward Stock Split is anticipated to affect approximately 35,500 shares, or less than 0.03% of the common stock of the Company.

No director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Reverse/Forward Stock Split and/or preparing a report concerning the fairness of the transaction.

Each Director on the Board who is not an employee of the Company approved the Reverse/Forward Stock Split. The Board, which has unanimously approved the Reverse/Forward Stock Split, concluded that the expense of opinions, appraisals and representatives was not reasonable in relation to the size of the transaction contemplated and concluded that the Board could adequately establish the fairness of the Reverse/Forward Stock Split without such outside persons.

The Board did not create a special committee of the Board to approve the Reverse/Forward Stock Split. Creating a special committee by hiring new directors and retaining independent counsel for such a committee would significantly increase the cost of the Reverse/Forward Stock Split.

The Board unanimously determined that the Reverse/Forward Stock Split, including the proposed cash payment of $0.15 per pre-split share to stockholders whose shares will be cashed out, is substantively and procedurally fair, in form and from a financial point of view, to all of our unaffiliated stockholders, including those whose shares will be cashed out and those who will be continuing stockholders of the Company.

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With respect to the stockholders whose shares would be cashed out, the Board relied upon, among other things, the determination of the range of fair values per pre-split share. The Board determined that $0.15 per pre-split share would a fair based on historical trading ranges.

The Board determined that certain additional factors supported the fairness of the Reverse/Forward Stock Split to those unaffiliated stockholders whose shares will be cashed out; including the fact that they will not pay the brokerage commissions they would have paid if they attempted to sell their shares in the open market. The proposed transaction price of $0.15 per pre-split share of Common Stock compares favorably to average closing price of the stock for the previous 30, 60, 90 and 180 trading days prior to the announcement of the Reverse/Forward Stock Split as well As the average closing price since January 2, 2014, the first trading day of 2014.

Furthermore, the Board considered that, with extremely limited liquidity in the public market for our Common Stock, only a small portion of our stockholders would have been able to attain the historical closing prices before the stock price decreased measurably. The proposed transaction price of $0.15 per pre-split share does not include any discount for the lack of liquidity of our Common Stock or for the minority status of the shares of our Common Stock owned by unaffiliated stockholders.

The following table sets forth historical trading volume averages and average closing prices for the associated number of trading days prior to February 4, 2015 (considering that the public announcement of the Reverse/Forward Stock Split was after the close of trading on February 4, 2015):

Number of Trading Days Average Average	Closing Price	Average Daily Volume
30	$0.07	57,246
60	$0.08	74,700
90	$0.08	73,680
180	$0.10	67,527

From November 4, 2014 through January 30, 2015, inclusive (180 trading days), the average daily trading volume has been 67,527 shares with an average closing price of $0.10. The cash payment of $0.15 per pre-split share to stockholders whose shares will be cashed out represents a premium of 151% over the average closing price from November 4, 2014 through January 30, 2015, inclusive.

With respect to the fairness of the Reverse/Forward Stock Split to the stockholders whose stock would not be cashed out in the Reverse/Forward Stock Split, the Board also relied on the fact that the amount being paid to stockholders whose stock would be cashed out was fair.

The Board determined that current and historical market prices of its Common Stock were the best measures of the fairness of the cash out price for holders of record of less than one share as a result of the Reverse Split to unaffiliated stockholders because recent and historical prices provide some insight into how the market has historically valued our Common Stock. The Board also reviewed stockholders' equity, which at August 31, 2014 was $0 under generally accepted accounting principles (“GAAP”). However, the Board did not ultimately explicitly establish or consider liquidation value as a factor in determining the fairness of the transaction since the Company has no present intent to liquidate and only a small fraction of existing stockholders will be eliminated as equity holders as a result of the Reverse/Forward Stock Split. Accordingly, the Board did not consider or establish, explicitly or otherwise, the going concern value of the Company in connection with determining the fairness of the Reverse Split because only a small number of stockholders will be cashed out in the Reverse/Forward Stock Split. The Company has not engaged in any stock repurchases.

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Procedural Fairness of the Reverse Split

The Board, on behalf of the Company, has itself made that determination and, for the reasons set forth below, has reached a decision that the Reverse/Forward Stock Split is also procedurally fair to all unaffiliated stockholders, including both stockholders who will receive cash payments in connection with the Reverse/Forward Stock Split and will not be continuing stockholders of the Company and stockholders who will retain an equity interest in the Company. In reaching this conclusion, the Board noted that the potential ability of unaffiliated stockholders of record to decide whether or not to remain stockholders following the Reverse/Forward Stock Split by attempting to buy or sell shares of Common Stock in the open market, if permissible at prices acceptable to such stockholders, afforded protection to those stockholders who would not be continuing stockholders of the Company. Specifically, the Board noted that current holders of record of fewer than 101 shares may be able to remain stockholders of the Company by acquiring additional shares, if available at prices they are willing to pay, so that they own at least 101 shares immediately before the Reverse/Forward Stock Split. Conversely, stockholders of record that own 101 or more shares and desire to liquidate their shares in connection with the Reverse/Forward Stock Split may be able to sell or otherwise reduce their holdings to less than 101 shares prior to the Reverse/Forward Stock Split. It should be noted that, because there has historically been very limited trading in the Company's Common Stock, stockholders seeking to either increase or decrease their holdings prior to the Reverse/Forward Stock Split may not be able to do so at all or at a price they are willing to pay or accept.

In addition, the Board noted the result of the Reverse/Forward Stock Split is anticipated to affect approximately 35,500 shares, or less than 0.03%, of the Common Stock of the Company.

In light of the Board's determination that the interests of unaffiliated stockholders were protected by (i) the representation of stockholders who would remain stockholders after the Reverse/Forward Stock Split on the Board, and (ii) the ability of unaffiliated stockholders to decide whether or not to remain stockholders following the Reverse/Forward Stock Split by buying or selling shares of Common Stock in the open market, the Board did not create a Special Committee or retain independent counsel.

The Board did not grant unaffiliated stockholders access to our corporate files, except as provided under Nevada Revised Statutes. The Board determined that this Information Statement, together with our other filings with the SEC, provides adequate information for unaffiliated stockholders.

The Board determined that the process leading up to the approval of the Reverse/Forward Stock Split was procedurally fair to the stockholders because of the structural fairness of the Reverse/Forward Stock Split and the procedural protections available to stockholders.

Federal Income Tax Consequences of the Reverse/Forward Stock Split

We have summarized below what we believe to be certain federal income tax consequences to the Company and its stockholders resulting from the Reverse/Forward Stock Split. This summary is based on United States federal income tax law, existing as of the date of this Information Statement. Such tax laws may change, even retroactively. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a United States citizen and have held, and will hold, your shares as capital assets under the Internal Revenue Code (the “Code”). You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

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We believe that the Reverse/Forward Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes. We will not apply for any ruling from the Internal Revenue Service, nor will we receive an opinion of counsel with respect to the tax consequences of the Reverse Split.

We believe that any stockholders who continue to hold Common Stock immediately after the Reverse/Forward Stock Split, and who receive no cash as a result of the Reverse Split, should not recognize any gain or loss or dividend income as a result of the Reverse/Forward Stock Split and will have the same adjusted tax basis and holding period in their Common Stock as they had in such stock immediately prior to the Reverse/Forward Stock Split.

We believe that a stockholder who receives cash in the Reverse/Forward Stock Split (i.e., a stockholder of record who holds less than one share as a result of the Reverse Split) will be treated as having such shares redeemed in a taxable transaction governed by Section 302 of the Code and, depending on a stockholder's situation, the transaction will be taxed as either: (a) a sale or exchange of the redeemed shares, in which case the stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder's tax basis for the redeemed shares; or (b) a cash distribution which is treated: (i) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder's tax basis in the redeemed shares; and (iii) finally, as gain from the sale or exchange of the redeemed shares. Amounts treated as gain or loss from the sale or exchange of redeemed shares will be capital gain or loss. Amounts treated as a taxable dividend are ordinary income to the recipient; however, a corporate taxpayer (other than an S corporation) may be allowed a dividend received deduction subject to applicable limitations and other special rules.

The foregoing discussion summarizing certain federal income tax consequences does not refer to the particular facts and circumstances of any specific stockholder. Stockholders are urged to consult their own tax advisors for more specific and definitive advice as to the federal income tax consequences to them of the Reverse/Forward Stock Split, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

Termination of Exchange Act Registration

Our Common Stock is currently registered under the Exchange Act. Our Common Stock is listed on the OTC Markets. We are permitted to terminate such registration if there are fewer than 300 record holders of outstanding shares of our Common Stock. As of January 27, 2015, we had approximately 362 record holders of our Common Stock. Upon the effectiveness of the Reverse/Forward Stock Split, we expect to have approximately 107 record holders of our Common Stock. We intend to terminate the registration of our Common Stock under the Exchange Act promptly after the Effective Date.

Termination of registration under the Exchange Act will substantially reduce the information which we will be required to furnish to our stockholders under the Exchange Act. After deregistration of our shares, our stockholders will have access to our corporate books and records to the extent provided by the Nevada Revised Statutes, and to any additional disclosures required by our directors' and officers' fiduciary duties to the Company and our stockholders.

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We estimate that termination of registration of our Common Stock under the Exchange Act will save us an estimated $170,000 per year in legal, accounting, printing and other expenses, and will also enable our management to devote more time to our operations. By reducing the Company's number of stockholders of record to less than 300 and deregistering our Common Stock under the Exchange Act as intended, based on historical expenses, the Company expects to save (i) approximately $50,000 per year in professional fees and expenses for the preparation and filing of reports required by the Exchange Act and (ii) approximately $20,000 per year in other costs related to being a publicly reporting entity, such as Edgarization and XBRL costs, printing and mailing costs, expenses for compliance with the internal control and procedure requirements associated with Sarbanes-Oxley, the Dodd-Frank Act and regulatory compliance issues applicable to public entities, other than internal personnel expenses and (iii) approximately $100,000 per year in activities relating to investors relations (such as roadshows). The termination of the Company's public reporting obligations of the management will also alleviate a significant amount of time and effort previously required of the Company's employees in preparing and reviewing the periodic reports and filings required of public entities under the Exchange Act and the pressure and expense of hiring staff to satisfy the regulatory and accounting reporting requirements.

POTENTIAL REINSTATEMENT OF REPORTING OBLIGATIONS

The intended effect of the Reverse/Forward Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300. This will make us eligible to terminate the registration of our Common Stock under Rule 12g-4 and Section 12(g) of the Exchange Act. We expect to reduce the number of our record holders to approximately 107 as a result of the Reverse/Forward Stock Split. However, if the Reverse/Forward Stock Split does not have the intended effect, or if the number of record holders of our Common Stock rises to either 500 or more persons who are not accredited investors or 2,000 persons after the consummation of the Reverse/Forward Stock Split for any reason (in each case, provided the Company has total assets exceeding $10 million), we may once again be subject to the periodic reporting obligations under the Exchange Act and the SEC's proxy rules, which would negate much, if not all, of the savings intended to be accomplished through the Reverse/Forward Stock Split.

EFFECT OF THE REVERSE/FORWARD STOCK SPLIT

ON THE NUMBER OF AUTHORIZED AND ISSUED SHARES

As of February 17, 2015, the Company had a total of 105,235,038 of its 500,000,000 authorized shares of Common Stock issued and 104,879,570 of Common Stock outstanding. The total number of authorized shares of Common Stock will not change as a result of the Reverse/Forward Stock Split. The table below illustrates the estimated effect on the number of authorized shares available for issuance as a result of the Reverse Split. Significantly, the result of the Reverse/Forward Stock Split is anticipated to affect approximately 35,500 shares, or approximately 0.03%, of the Common Stock of the Company.

	Shares Authorized	Shares Issued	Shares Outstanding	Authorized Shares Available for Issuance
Before Reverse/Forward Stock Split	500,000,000	105,235,038	104,879,570	394,764,962
After Reverse/Forward Stock Split	500,000,000	105,235,038	104,844,070	394,764,962

The shares acquired in the Reverse/Forward Stock Split will be retired and returned to the status of authorized but unissued shares of Company Common Stock.

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TRADING MARKET AND PRICE

Our common stock became quoted on the OTC Bulletin Board under the symbol “SMGN” on May 18, 2009. From May 18, 2009 through September 26, 2010, our trading symbol was SMGN.OB and since September 26, 2010 our trading symbol has been ALSO.OB. To date, there has not been an active market for our common stock. The following table sets forth the high and low bid prices for our common stock for the periods indicated, as reported by the OTC Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

	High	Low
Fiscal Year Ended August 31, 2012
First Quarter	$0.31	$0.31
Second Quarter	0.51	0.25
Third Quarter	0.61	0.25
Fourth Quarter	0.46	0.25
Fiscal Year Ended August 31, 2013
First Quarter	0.50	0.22
Second Quarter	0.47	0.24
Third Quarter	0.31	0.10
Fourth Quarter	0.19	0.07
Fiscal Year Ended August 31, 2014
First Quarter	0.11	0.05
Second Quarter (through February 13, 2015)	0.10	0.06

DIVIDENDS PAID BY THE COMPANY

The Company has not paid cash dividends on our common stock. The Company currently intends to retain future earnings, if any, to finance operations and expand our business and, therefore, do not expect to pay any dividends on our common stock in the foreseeable future.

STOCK PURCHASES BY THE COMPANY

As of February 17, 2015 there are 355,468 shares of Common Stock in the Company’s treasury.

IDENTITY AND BACKGROUND OF THE DIRECTORS AND OFFICERS OF THE COMPANY

The Directors and Officer of the Company are Motti Kushnir (Chief Executive Officer); Ortal Zanzuri (Chief Financial Officer and Secretary); Matan Protter (Chief Technology Officer of Infinity Augmented Reality Israel Ltd); Moshe Hogeg (Chairman of the Board of Directors; Enon Landenberg (President and Director); Ori Inbar (Director); and Sy Stern (Director). The address of each officer and director is c/o Infinity Augmented Reality, Inc., 228 Park Ave. S #61130, New York, NY 10003-1502, and its telephone number is (917) 677-2084.

The following is a brief account of the education and business experience of our current directors and executive officers:

Motti Kushnir, 45, has been our Chief Executive Officer since April 1, 2014, after being nominated by our board of directors after to the resignation of Mr. Enon Landenberg. In 2013, Mr. Kushnir founded PlaygroundAR which developed the next 3D sensing technology for augmented reality purposes, using standard 2D cameras and acted as its chief executive officer from 2013 until joining our Company. Mr. Kushnir served as Chief Marketing & Product Officer at Telmap Ltd. between 2009 and 2012, and as Vice President - Search & digital advertising at Amdocs Ltd. between 2007 and 2009. From 2005 to 2007 he served as Associate Vice President of Marketing for the Mobile Internet Solutions Division at Comverse and from 2000 to 2005 as Director of Business Development, Value Added Services and Products Mirs at Communications, Motorola. Mr. Kushnir holds a BA in Business Management, from the Minhal College, Tel-Aviv, Israel, and an M.B.A. from the Hebrew University of Jerusalem, Israel.

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Ortal Zanzuri, 36, has been our Chief Financial Officer and Treasurer since January 1, 2014. From November 1, 2013 to December 31, 2013 Ms. Zanzuri served as the Chief Financial Officer of our wholly owned subsidiary, Infinity Augmented Reality Israel Ltd. Prior to joining us, Ms. Zanzuri served the Corporate Controller at Pointer Telocation Ltd. (NASDAQ:PNTR), between 2011 and 2013, and as a controller at Retalix Ltd (NASDAQ:RTLX) from 2007 to 2010, after serving as a Senior Accountant at Ernst & Young Israel. Ms. Zanzuri holds a BA in Economics and Accounting from the Ben-Gurion University, Israel.

Matan Protter, 31, has been Chief Technology Officer of our wholly owned subsidiary, Infinity Augmented Reality Israel Ltd., since January 1, 2014. Dr. Protter was the Computer vision director in Mobli Media, Inc. from 2012-2013. Prior to that, he co-founded and acted as the Chief Technology Officer of Betterview from 2011-2012 and provided consulting services in Computer Vision. Dr. Protter holds a MSc. and PhD. from the computer science department of the Technion - Israel Institute of Technology, and holds a BSc in Mathematics, Physics and Computer Science from the Hebrew University of Jerusalem, Israel (Talpiot).

 Moshe Hogeg, 33, has been Chairman of our board of directors since October 2012. In 2014, Mr. Hogeg founded Singulariteam Fund LP, a Private Investment Fund dedicated to assisting early stage technology companies. In addition, Mr. Hogeg serves as Chief Executive Officer of Mobli Media, Inc., a photo and video sharing platform, since 2010. From 2007 to 2009, Mr. Hogeg served as founder and Chief Executive Officer of Liga Misheli Ltd. (“Web2Sport”), a sports oriented social network in Israel. We believe that Mr. Hogeg is qualified to serve as a member and Chairman of our board of directors, due to his professional experience, including his leadership roles with other high-tech companies.

Enon Landenberg, 42, has served as our President and as a member of our board of directors since May 30, 2013. Between May 30, 2013 and April 1, 2014, Mr. Landenberg also served as our Chief Executive Officer. Prior to joining our Company, in 1999 Mr. Landenberg co-founded and served as managing partner of E-Dologic, Israel’s first interactive advertising agency, which launched revolutionary campaigns for various Fortune 500 companies. From 2001 to 2013, Mr. Landenberg served as Chief Interaction Officer of Publicis Group SA, after it acquired E-Dologic. Mr. Landenberg currently serves on Board of Governors of the Ruppin Academic Center. In 2013, Mr. Landenberg serves as Chief Commercial Marketing Officer for the SpaceIL project. Mr. Landenberg holds a BA from the Ruppin Academic Center. We believe that Mr. Landenberg is qualified to serve as our President and as a member of our board of directors, due to his experience in the interactive media and his leadership roles with other high-tech companies.

Ori Inbar, 49, has served as a member of our board of directors since September 2013. In 2012, Mr. Inbar founded Augmented Reality.org, a global not-for-profit organization, where he currently serves as Chief Executive Officer. In 2008, Mr. Inbar co-founded Ogmento, Inc., a venture-backed augmented reality game developer, and served as CEO until to 2012. From 2001 to 2007, Mr. Inbar served as Senior Vice President of Solution Marketing at SAP AG. Mr. Inbar holds a BA from Tel Aviv University, Israel as a double major in Computer Science and Cinema & TV. We believe that Mr. Inbar’s is qualified to serve as a member of our board of directors, due to his position as a recognized speaker and authority in the realm of augmented reality, and his extensive knowledge of the augmented reality field and his experience as officer of other companies in our field.

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Sy Stern, 42, has served as a member of our board of directors since December 2010. Mr. Stern is currently the CFO at The Melohn Group, a real estate firm in New York City.  Prior to working at The Melohn Group, Sy was a Tax Manager at AIG from January 2011 until January 2013, and a partner in the law firm of Stern and Stern LLP. Mr. Stern has been the Managing Member of the Stern Professional Group LLC, a consulting group focused on complex tax and legal matters since July 2007. Mr. Stern also functioned as interim CFO for a real estate development joint venture from July 2007 to April 2008 and as interim controller for Platinum Healthcare Staffing from June 2010 to September 2010. From October 1999 to June 2007 Mr. Stern worked as an Associate to Tax Manager with PricewaterhouseCoopers, LLP and then Ernst & Young, LLP. Mr. Stern holds a J.D. from the New York Law School and an MBA in Accounting from the Pace University, Lubin School of Business, in New York. Mr. Stern is currently a member of good standing in the New York State Bar Association and the New Jersey State Bar Association, and is also a certified public accountant licensed in the State of New York. We believe that Mr. Stern is qualified to serve as a member of our board of directors, due to his prior experience, his financial training and his business-focused educational background.

II. ADOPTION OF THE 2015 INCENTIVE PLAN

The 2015 Incentive Plan below attached hereto as Annex C. Any capitalized terms not defined herein shall have the meaning assigned to them in the 2015 Incentive Plan. The purpose of the 2015 Incentive Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and its subsidiary by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s and its subsidiary’s employees, officers and directors, as well as consultants and advisors to the Company and/or its subsidiary are eligible to be granted Awards under the 2015 Incentive Plan. “Award” means either a Stock Option or a Stock Units (as defined below).

Although the Company cannot currently determine all of the awards that may be granted in the future to the executive officers and key employees of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the 2015 Incentive Plan in so far as they are eligible recipients of awards under the plan. However, following the Reverse/Forward Stock Split, it is the intention of the Company to cause the issuance, from the 2015 Incentive Plan, of 155,000,000 options to purchase Common Stock of the Company, to the Company’s and its subsidiary’s officers and employees, including to, Motti Kushnir (Chief Executive Officer), Ortal Zanzuri (Chief Financial Officer and Secretary) and Matan Protter (Chief Technology Officer of Infinity Israel). The number of shares of options to be granted to each of such officers and employees shall be determined by the Board of Directors and compensation committee after the plan is in effect.

Summary of the 2015 Incentive Plan

Term. The 2015 Incentive Plan shall be effective from the date on which the Company’s Board adopts it (the “Effective Date”); provided, however, that the 2015 Incentive Plan shall be approved by the shareholders of the Company within 12 months before or after the Effective Date. The 2015 Incentive Plan shall remain in effect for 10 years or until earlier terminated by the Board

Administration. The 2015 Incentive Plan is administered by a committee (the "Committee") appointed from time to time by our Board.  Each Award granted under the 2015 Incentive Plan shall be evidenced by an award agreement (the “Award Agreement”).

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The Committee shall have full authority to determine eligibility for grant of Awards, to determine the type and size of Awards, supply any omission, correct any defect or inconsistency in the 2015 Incentive Plan as it shall deem appropriate, issue administrative guidelines and make changes in such guidelines as it from time to time deems proper, and to take any and all other actions it deems necessary or advisable for the proper operation or administration of the 2015 Incentive Plan.

Shares Subject to the 2015 Incentive Plan. The aggregate number of shares of our Common Stock reserved under the 2015 Incentive Plan is 155,000,000 shares par value $0.00001 per share.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the Committee shall, in its discretion, make a proportionate adjustment as it deems appropriate. The Committee is further authorized to make adjustments to the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

Option Price and Duration. The Committee Board may grant Awards consisting of ISO and Nonqualified Stock Option (each, a “Stock Option”).  The Committee shall determine the purchase price per share of our Common Stock deliverable upon the exercise of a Stock Option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the day any such Stock Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

If the Committee fails to specify a vesting date in the Award Agreement, 25% of such Stock Options shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires

The 2015 Incentive Plan further set forth the effect on an Award upon the disability, death, retirement, authorized leave of absence or other change in the engagement of a Participant.

Stock Units. The Committee may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Stock Units”). The Committee shall determine the terms and conditions of the Stock Units, including its vesting and the criteria for the vesting of such Stock Units and may determine whether a recipient shall be entitled to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock.

Performance Based Awards.  The Committee may grant Awards that are intended to comply with Section 162(m) (“Performance Based Awards”).  In such event, the 2015 Incentive Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m). The Performance Based Awards must vest or become exercisable contingent on the achievement of one or more objectively determinable performance measures established by the Committee in writing in accordance with Section 162(m) at the time such Performance Based Award is granted. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

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Change in Control. In the event of a Change of Control of the Company, all Awards granted under the 2015 Incentive Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately fully vested in each Participant or shall be free of any restrictions, as of the first date that the definition of change of control has been fulfilled, and shall be exercisable for the remaining duration of the Award.  Upon the consummation of any Change of Control, all outstanding Awards under the 2015 Incentive Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof, or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount as the Committee may determine in its sole and absolute discretion.

Taxes. The Company, or its Subsidiary, may require a Participant whose Stock Unit granted hereunder has vested, or who exercises a Stock Option granted hereunder to reimburse the Company or the Subsidiary for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. The Company or the Subsidiary shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe.

Termination and Amendment. The Board or the Committee may suspend or terminate the 2015 Incentive Plan at any time with or without prior notice; provided, however, that no such action shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent. The Board or the Committee may amend the 2015 Incentive Plan at any time with or without prior notice, provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that shareholder approval was accepted if so required to comply with any applicable law; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the 2015 Incentive Plan.

Transferability. Each Award granted under the 2015 Incentive Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

The adoption of the 2015 Incentive Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the 2015 Incentive plan preclude the Company from establishing any other forms of incentive or other compensation for employees, directors or consultants of the Company or any Subsidiary.

Certain Federal Income Tax Consequences to the Company and the Participant

The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 2015 Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

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Options and RSU granted under the 2015 Incentive Plan are intended to satisfy the stock rights exception to Section 409A of the Code (“Section 409A”); other types of awards are intended either to satisfy another exception to Section 409A (such as the short-term deferral exception) or to be granted and administered in compliance with Section 409A. A participant will not realize any income upon the award of an Option (including any other stock-based award in the nature of a purchase right) or a RSU, nor will the Company be entitled to any tax deduction. When a participant, who has been granted an Option which is not designated as an Incentive Stock Option, exercises that option and receives Common Stock which is either “transferable” or not subject to a “substantial risk of forfeiture” under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee or former employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant’s tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

If a participant exercises an Option which is designated as an Incentive Stock Option and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the Incentive Stock Option until three months prior to its exercise, the participant will not realize any income upon the exercise of the Incentive Stock Option (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the Incentive Stock Option more than one year after the issuance of the shares to the participant and more than two years after the date of grant of the Incentive Stock Option, any gain or loss (based upon the difference between the amount realized and the exercise price of the Incentive Stock Option) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the Incentive Stock Option or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a “disqualifying disposition” of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other Awards granted under the Stock Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

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With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant’s loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income.

Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a “parachute payment” under Section 280G of the Code. To the extent any such payment constitutes an “excess parachute payment,” the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

Section 162 Provisions

The Stock Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Stock Incentive Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Stock Incentive Plan by the stockholders of the Company so that the compensation payable pursuant to Awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m) of the Code, provided the Stock Incentive Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) of the Code are satisfied.  Notwithstanding the foregoing, the Committee may, in the exercise of its discretion, issue Options that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and its stockholders.

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New Plan Benefits

Because awards under the Stock Incentive Plan are discretionary, the Company cannot currently determine the kind or number of Awards that may be granted under the Stock Incentive Plan or the recipients thereof. However, it is our intention to grant the following officers and directors of the Company and its Israeli subsidiary with options and RSU as outlined in the table below:

Name	Title	RSU's (up to #)(1)	Options (#)(1)	Total (#)(1)
Motti Kushnir	CEO	60,000,000(2)		60,000,000
Matan Protter	CTO	60,000,000(2)		60,000,000
Ortal Zanzuri	CFO	12,600,000(3)		12,600,000
ESOP Pool(4)			22,400,000	22,400,000
Total		132,600,000	22,400,000	155,000,000

(1)	Any and all future allocations shall be subject to the approval of the Board and to the respective terms, conditions and restrictions of the New Plan.

(2)	120,000,000 shares shall be reserved for future allocation of fully-vested RSUs under the New Plan: (i) up to 60,000,000 to Mr. Kushnir; and (ii) up to 60,000,000 to Mr. Protter.

(3)	12,600,000 shares shall be reserved for future allocation of: (i) 6,500,000 fully-vested RSUs; and (ii) 6,100,000 RSUs which shall vest in equal quarterly instalments over a period of 2 years commencing from the date of grant.

(4)	Options reserved for future allocation under the New Plan to directors, employees and consultants.

III. AUTHORIZED CAPITAL INCREASE

General

The number of authorized shares of our Common Stock will be increased from five hundred million (500,000,000) shares to one billion (1,000,000,000) shares and the number of authorized shares of our preferred stock, par value $0.00001 per share (the “Preferred Stock”) will be increased from one hundred million (100,000,000) shares to five hundred million (500,000,000) shares.

As of the Record Date, the Company had 104,879,570 outstanding shares of Common Stock and 0 outstanding shares of Preferred Stock.

The Board believes it is in the best interest of the Company to amend the Company’s Certificate of Incorporation whereby the number of shares of Common Stock that we would be authorized to issue from time to time would be increased to 1,000,000,000 shares.

Reasons for the Amendment

On February 2, 2015, the Company and certain of its debenture holders and stockholders and their affiliates holding a majority of the Company’s outstanding Common Stock entered into a definitive agreement to restructure a portion of the Company’s existing debt, provide for the assumption by certain of the stockholders of liabilities arising from the Company’s former business and serving as a first step in efforts to effect a recapitalization of the Company. Under the Master Agreement, dated as of February 2, 2015 (the “Master Agreement”), among the Company and these parties, it was agreed, among other things, that previously issued Company convertible debentures in the principal amount of approximately $8 million as well as warrants for a total of approximately 31 million shares would be exchanged for 52,767,193 shares of newly designated Preferred A Convertible Stock par value $0.00001 per share (the “Series A Preferred Stock”). By their terms the newly designated Series A Preferred Stock will be convertible into a minimum of 52,767,193 shares of Common Stock. Additionally, as also disclosed, one of the shareholders also agreed to convert its holdings of convertible debentures and warrants into approximately 10 million shares of our Common Stock. Finally, the Master Agreement contemplates that following the implementation of the Corporate Actions, including the Reverse/Forward Stock Split, certain of the stockholders may participate, in a new round of funding, which is currently contemplated to take the form of new series of convertible preferred stock. As of the date hereof, the Company has not received a commitment for any such funding from any of these stockholders.

The 155,000,000 shares of Common Stock reserved for issuance relate to shares issuable upon exercise of stock options held by employees (including officers) and non-employee directors.

The table below summarizes information relating to the number of shares of our Common Stock currently outstanding, reserved and available for issuance and the number of shares of Common Stock that would be reserved and available for issuance immediately following approval of the increase in authorized shares of Common Stock.

	Before Amendment	After Amendment

Shares issued	105,235,038	105,235,038

Shares reserved for issuance (options under Plans)	31,850,000	186,850,000	(1)

Issuance of Common Stock upon conversion of Series A Preferred Stock	0	52,767,193

Reserved for further rounds of financing	0	655,147,769

Total of the above as a % of the maximum number of authorized shares	27.42%	63.19%

(1)	Includes the amounts issuable under the newly adopted 2015 Incentive Plan.

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The balance of the 655,147,769 additional authorized shares of Common Stock that is not needed to satisfy our reserve obligations referred to above may be issued for any proper corporate purpose approved by the Board. Among the reasons for having additional authorized and unissued shares of Common Stock is the ability to sell shares in capital raising transactions during advantageous market conditions, issue shares in connection with acquisitions of the assets, operating businesses or securities of other companies, and issue stock as stock dividends, stock splits and to use shares for other general corporate purposes. The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Except in respect of the reservation requirements for the notes referred to above and additional funding that may be forthcoming under the Master Agreement, we do not presently have any agreements, understandings or arrangements regarding the issuance of additional shares of Common Stock from any of the additional authorized shares.

However, the Board believes the Company will need to secure financing in the near term for working capital, which financing could involve the issuance or reserve for future issuance of additional shares of Common Stock. Our Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in our capital structure than now exists. The Board believes that an increase in the authorized Common Stock would provide us with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing and acquisition transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give us the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive us of the flexibility the Board views as important in facilitating the effective use of our stock. Except as otherwise required by applicable law or any applicable stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control by making it more difficult or costly.

Increase in Preferred Shares

As noted above, once under the terms of the Master Agreement we will need to designate approximately 53 million shares of preferred stock as newly designated Series A Preferred Stock. As also noted above, while no assurance can be provided, we anticipate that following the implementation of the corporate action discussed herein, we will try to raise additional capital form existing investors and other parties. As of the date hereof, we have no commitment for any such funding from any party.

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For the reasons noted above, the Board believes that the Company needs the increase flexibility to issue preferred stock in one or more financing.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of common or preferred stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of common or preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of common stock and/or to designate one or more series or classes of preferred stock for issuance could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common or preferred stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Authorized Capital Increase was not proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

While the creation of preferred stock may have anti-takeover ramifications, our board of directors believes that the financial flexibility offered by the Authorized Capital Increase outweighs any disadvantages. To the extent that the increase in the number of authorized shares may have anti-takeover effects, the Authorized Capital Increase, when effected, may encourage persons seeking to acquire us to negotiate directly with our board of directors, enabling our board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

Our board believes that it is advisable and in the best interests of our Company to have available authorized but undesignated shares of preferred stock in an amount adequate to provide for our future needs. The designation of one or more classes or series of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of preferred stock in connection with any financing.

We intend to file the amendment for the Authorized Capital Increase within 20 days after the filing of the definitive information statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of Record Date, concerning beneficial ownership of Common Stock, our only class of equity securities currently outstanding, by (i) the only persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) all directors, (iii) all executive officers (including named executive officers) and (iv) all directors and executive officers (including names executive officers) as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of January 30, 2015, through the exercise or conversion of any stock option, convertible security, warrant or other right. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Directors and Executive Officers

Motti Kushnir (2)	500,446	*

Ortal Zanzuri (3)	200,000	*

Matan Protter (2)	500,446	*

Moshe Hogeg (4)	18,581,719	15%

Sy Stern (5)	200,000	*

Ori Inbar (6)	100,000	*

Enon Landenberg (7)	1,500,000	1.4%

All Directors and Officers as a Group	21,582,611	17%

Other 5% or More Stockholders

Credit Strategies, LLC & Affiliates (8) (9) (10)	57,743,530	39.6%

Moshe Oratz (9) (11) (12)	43,746,562	40.3%

Singulariteam Fund LP (13)	8,031,719	7.1%

*	Represents beneficial ownership of less than 1% of the shares of common stock

(1)	Percentage of ownership is based on 104,879,570 shares of common stock outstanding on January 30, 2015.

(2)	Consists of 42,113 shares of common stock and 458,333 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015.

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(3)	Consists of options to purchase 200,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015.

(4)	Consists of 450,000 shares of common stock, 10,100,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015, and 8,031,719 shares of newly designated Series A Preferred Stock which have not, as of the date hereof, been issued from the conversion of convertible notes and warrants pursuant to the terms of the Master Agreement.

(5)	Consists of 50,000 shares of common stock and 150,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015.

(6)	Consists of options to purchase 100,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015.

(7)	Consists of options to purchase 1,500,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of January 30, 2015.

(8)	This information is based on a Schedule 13G filed with the SEC on February 25, 2014, and on information provided to the company by Platinum Partners.

(9)	In April 2011, CS Master Holdings LLC granted to Platinum Partners Value Arbitrage Fund, L.P. (“Value”) and Credit Strategies LLC (“Credit Strategies”) transferable options to acquire an aggregate of 20,000,000 shares of our Common Stock at an exercise price of $0.005 per share. The options, exercisable in whole or in part, expire in April 2016. Pursuant to the terms of the Option Agreement, CS Master Holdings LLC is restricted from selling or otherwise transferring the underlying shares of Common Stock without Value or Credit Strategies’ consent prior to the expiration of the option. The Option Agreements contain provisions prohibiting exercise of the options that would result in the stockholder owning beneficially more than 4.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934. To date only 2,500,000 of said options have been exercised.

(10)

Consists of 16,775,181 shares of Common Stock and 40,968,349 shares of newly designated Series A Preferred Stock which have not, as of the date hereof, been issued from the conversion of convertible notes and warrants pursuant to the terms of the Master Agreement.

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(11)	Consists of 286,027 shares of Common Stock directly owned by Mr. Oratz; 1,636,006 shares of newly designated Series A Preferred Stock which have not, as of the date hereof, been issued from the conversion of convertible notes and warrants pursuant to the terms of the Master Agreement held by MJSYRL Inc., of which Mr. Oratz's spouse is the beneficial owner; and 26,487,500 shares of Common Stock directly owned by CS Master Holdings LLC of which Mr. Oratz is the sole member. On June 11, 2014, all of the interests of Mr. Moshe Oratz in CS Master Holdings LLC, which, we are advised, is the record holder of our Common Stock owned by Mr. Oratz, were transferred to David Greenspan as Trustee.

(12)

Mr. Oratz disavowed ownership of an aggregate amount of 13,205,910 shares of Common Stock, and 2,131,119 of newly designated Series A Preferred Stock which have not, as of the date hereof, been issued from the conversion of convertible notes and warrants pursuant to the terms of the Master Agreement, held in several separate trust funds for the benefit of his children, and administered by trustees.

(13)	This information is based solely on an amendment to Schedule 13D filed with the SEC on February 17, 2015 by Singulariteam Fund LP. Consists of 8,031,719 shares of newly designated Series A Preferred Stock which have not, as of the date hereof, been issued from the conversion of convertible notes and warrants pursuant to the terms of the Master Agreement.

EQUITY COMPENSATION PLAN INFORMATION

Pursuant to the approval of our board of directors, we adopted our 2014 Equity Incentive Plan (“2014 Plan”) on March 24, 2014, whereby we reserved for issuance thereunder up to 30,000,000 shares of our common stock.  The purpose of the 2014 Plan is to provide our directors, officers and employees of, and consultants, with additional incentives by increasing their ownership in our Company. Our directors, officers, employees and consultants are eligible to participate in the 2014 Plan. Options in the form of Non-Statutory Stock Options (“NSO”) as well as Restricted Stock may be granted under the 2014 Plan. We have also adopted our 2013 Equity Incentive Plan (“2013 Plan”) on March 1, 2013, whereby we reserved for issuance thereunder up to 30,000,000 shares of our common stock.  We adopted our 2010 Equity Incentive Plan (“2010 Plan”) on June 1, 2010, whereby we reserved for issuance thereunder up to 10,000,000 shares of our common stock. A total of 70,000,000 shares of our common stock are available for issuance under the 2014 plan, the 2013 Plan and the 2010 Plan, collectively. As of August 31, 2014, grants of 25,800,000 options and shares of Restricted Stock have been made to officers, directors and consultants, net of cancelations.

The following table provides certain aggregate information, as of August 31, 2014, with respect to all of our equity compensation plans currently in effect:

Plan Category	(a) No. of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights ($)	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders (1)	25,800,000	0.07	40,711,978
Equity compensation plans not approved by security holders	—	—	—

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2014 Equity Incentive Plan

Pursuant to the approval of our board of directors, we adopted our 2014 Plan on March 24, 2014, whereby up to 30,000,000 shares of our common stock were reserved for issuance. The purpose of the 2014 Plan is to provide our directors, officers, employees and consultants with additional incentives by increasing their ownership interest in our Company. Directors, officers, employees and consultants of our Company are eligible to participate in the 2014 Plan. Options in the form of NSOs, as well as Restricted Stock, may be granted under the 2014 Plan. As of August 31, 2014, grants of 20,000,000 NSO’s under the 2014 Plan have been made to certain of directors.

Our board of directors or our Compensation Committee will administer the 2014 Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period.

2013 Equity Incentive Plan

Pursuant the approval of our board of directors, we adopted our 2013 Plan on March 1, 2013, whereby up to 30,000,000 shares of our common stock were reserved for issuance. The purpose of the 2013 Plan is to provide our directors, officers, employees and consultants with additional incentives by increasing their ownership interest in our Company. Our directors, officers, employees and consultants are eligible to participate in the 2013 Plan. Options in the form NSOs, as well as Restricted Stock, may be granted under the 2013 Plan. As of August 31, 2014, grants of 6,458,762 NSO’s and shares of Restricted Stock have been made to certain of our officers, directors and consultants, net of cancelations.

Our board of directors or our Compensation Committee will administer the 2013 Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period.

2010 Equity Incentive Plan

Pursuant to the approval of our board of directors and of our stockholders, we adopted our 2010 Plan on June 1, 2010, whereby to 10,000,000 shares of our common stock were reserved for issuance. The purpose of the 2010 Plan is to provide our directors, officers, employees and consultants with additional incentives by increasing their ownership interest in our Company. Our directors, officers, employees and consultants are eligible to participate in the 2010 Plan. Options in the form of Incentive Stock Options and NSOs, as well as Restricted Stock, may be granted under the 2010 Plan. As of August 31, 2014, grants of 2,829,260 NSO’s and shares of Restricted Stock have been made to our officers, directors and consultants, net of cancelations.

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Our board of directors or our Compensation Committee will administer the 2010 Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period.

Incentive stock options may be granted under the 2010 Plan only to employees of our Company and its affiliates.  Employees, directors and consultants of our Company and its affiliates are eligible to receive all other types of awards under the 2010 Plan.  No incentive stock option may be granted under the 2010 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate ours, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

EXECUTIVE COMPENSATION

The following table summarizes the total compensation paid or accrued during the last two fiscal years ended August 31, 2014 and 2013, to (i) the Company’s Chief Executive Officer, (ii) the Company’s two next most highly compensated executive officers (other than the Chief Executive Officer) who earned more than $100,000 during the fiscal year ended August 31, 2014, and were serving as executive officers as of such date, and (iii) two of our former executive officers who were set to earn more than $100,000 during the fiscal year ended August 31, 2014, had they been serving as executive officers as of such date.

Name and Principal Position (in dollars)	Fiscal Year	Salary ($)(1)		Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Motti Kushnir	2014	151,556	(5)		91,108		242,664
Chief Executive Officer	2013

Ortal Zanzuri	2014	122,148	(6)		54,781		176,929
Treasurer, Chief Financial Officer	2013

Matan Protter	2014	118,807	(7)		91,108		209,915
Chief Technology Officer of Infinity Israel	2013

Enon Landenberg	2014	301,419	(8)		305,919		607,338
President, Former Chief Executive Officer	2013	62,500		-	57,698	-	120,198

Joshua Yifat	2014	111,000			31,155		142,155
Former Treasure & Chief Financial Officer	2013	166,400		14,400	27,166	9,000	216,966

(1)	The dollar value of direct remuneration paid during the year ended August 31, 2014 including amounts expended by us for expenses reimbursed to officers (including professional and business association dues and expenses) and other fringe benefits commonly reimbursed or paid by companies in Israel.

(2)	The dollar value of bonus (cash and non-cash) earned.

(3)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. The equity awards were issued as compensation for services of the persons listed in the table. See Note 7 to our audited consolidated financial statements for the fiscal years ended August 31, 2014 and 2013, included in this report for details as to the assumptions used to calculate the fair value of our equity awards.

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(4)	All other compensation received that we could not properly report in any other column of the table.

(5)	On an annual basis, for the fiscal year ended August 31, 2014, the salary included above would have accrued at the rate of approximately $227,000 per annum.

(6)	On an annual basis, for the fiscal year ended August 31, 2014, the salary included above would have accrued at the rate of approximately $146,500 per annum.

(7)	On an annual basis, for the fiscal year ended August 31, 2014, the salary included above would have accrued at the rate of approximately $190,000 per annum.

(8)	On an annual basis, for the fiscal year ended August 31, 2014, the salary included above would have accrued at the rate of approximately $301,400 per annum.

Narrative Disclosure to Summary Compensation Table

Motti Kushnir

Our subsidiary, Infinity Israel Ltd., or Infinity Israel, entered into an employment agreement with Motti Kushnir (“Mr. Kushnir”) on December 29, 2013, pursuant to which Motti served as the Chief Operating Officer (“COO”) effective from December 29, 2013. In connection with his appointment as COO, Mr. Kushnir was entitled to receive annual compensation of approximately NIS 630,000 (approximately $179,000) as well as options to purchase 1,375,000 shares of our common stock with an exercise price of $0.40, vesting semiannually over a period of 3 years, and expiring on February 22, 2019. Mr. Kushnir's employment agreement is cancelable by either us or Mr. Kushnir with 60 days prior notice.

On March 24, 2014, our Board of Directors accepted the resignation of the former Chief Executive Officer of our Company and our wholly-owned subsidiary, Infinity Israel, Mr. Enon Landenberg, from such capacity, effective April 1, 2014, and elected Mr. Kushnir to serve as Chief Executive Officer of our Company. Mr. Kushnir was also elected to serve as the Chief Executive Officer of Infinity Israel. The change in Mr. Kushnir's position was not accompanied by any changes to his employment terms.

Ortal Zanzuri

Effective November 1, 2013, Infinity Israel entered into an employment agreement with Ms. Zanzuri pursuant to which she was appointed as the Chief Financial Officer of Infinity Israel. On November 11, 2013, the our board of directors unanimously resolved to approve Ms. Zanzuri’s appointment as our Chief Financial Officer, effective on January 1, 2014, concurrently with accepting the resignation of Mr. Joshua Yifat, effective from said date. In connection with her appointment as Chief Financial Officer, Ms. Zanzuri is entitled to receive annual compensation of NIS 480,000 (approximately $136,000) and was granted options to purchase 400,000 shares of our common stock with an exercise price of $0.10 which vest semiannually over a period of 2 years, commencing from April 30, 2014, continuing through October 31, 2015, and expire on February 22, 2019. Total fair value of this grant was $87,875. Ms. Zanzuri 's employment agreement is cancelable by either us or Ms. Zanzuri with 60 days prior notice

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Matan Protter

Infinity Israel entered into an employment agreement with Matan Protter (“Matan”) on December 29, 2013, pursuant to which Matan has been serving as the Chief Technology Officer (“CTO”) effective as of January 1, 2014. In connection with his appointment as CTO, Matan was entitled to receive annual compensation of approximately NIS 531,600 (approximately $151,000), and was granted options to purchase 1,375,000 shares of our common stock with an exercise price of $0.40, vesting semiannually over a period of 3 years, and expiring on February 22, 2019. Mr. Protter's employment agreement is cancelable by either us or Mr. Protter with 60 days prior notice.

Enon Landenberg

Effective May 30, 2013, we agreed in principle to employ Mr. Landenberg as President and Chief Executive Officer, through May 31, 2014, with an initial base compensation of $250,000 per year. Mr. Landenberg was also entitled to receive 300,000 Non-Qualified Stock Options with an exercise price of $0.405, vesting on May 30, 2013 and expiring on May 29, 2018. On July 31, 2013, Mr. Landenberg waived his rights to receive these o Non-Qualified Stock Options, which were summarily cancelled by us.

On March 24, 2014, our Board of Directors accepted the resignation of the former Chief Executive Officer of our Company and our wholly-owned subsidiary, Infinity Israel Ltd., Mr. Enon Landenberg, from such capacity, effective April 1, 2014. Mr. Landenberg’s resignation was not the result of any disagreement regarding the operations, policies and procedures of our Company. Mr. Landenberg remains our President and a member of our board of directors.

Pursuant to the terms of an agreement reached between us and Mr. Landenberg, he was entitled to continue to receive his then current salary and full benefits until June 30, 2014. Mr. Landenberg had previously been granted options to purchase 1,500,000 shares of our common stock, of which 750,000 options were already fully vested at such time. Mr. Landenberg also received acceleration of the remaining unvested options to purchase 750,000 shares of our common stock, which vest in nine monthly installments commencing from April 30, 2014 through December 31, 2014.

Joshua Yifat

We entered into an employment agreement with Mr. Yifat, dated April 15, 2011, pursuant to which, Mr. Yifat served as our Treasurer and Chief Financial Officer and was entitled to an annual salary of $160,000, later increased to $171,600 effective September 1, 2012, until April 15, 2014. In addition, Mr. Yifat was entitled to receive a net year-end performance bonus, based on performance measurements approved by our independent directors, as well as certain other benefits. On November 11, 2013, our board of directors unanimously resolved to appoint Ms. Ortal Zanzuri to replace Mr. Yifat as Chief Financial Officer, effective on January 1, 2014, and accepted the resignation of Mr. Yifat, effective as of said date.

Upon being appointed as Chief Financial Officer, Mr. Joshua Yifat was granted 100,000 shares of common stock under our 2013 Plan. During the year ended August 31, 2013, Mr. Joshua Yifat was granted a total of 230,000 Options issued under the 2010 Plan with an exercise price of $0.25, which options were fully vested as of March 6, 2013. As of August 31, 2014, all the forgoing options were forfeited.

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Outstanding equity awards at fiscal year end

The following table sets forth information for each named executive officer regarding outstanding stock options on the last day of the fiscal year ended August 31, 2014:

	Option Awards
	Number of Securities Underlying Unexercised Options
Name	Number Exercisable (1)	Number Unexercisable		Option Exercise Price ($)	Option Expiration Date

Motti Kushnir	229,167	1,145,833	(2)	0.40	2.22.2019

Ortal Zanzuri	100,000	300,000	(3)	0.10	2.22.2019

Matan Protter	229,167	1,145,833	(4)	0.40	2.22.2019

Enon Landenberg	1,166,665	333,335	(5)	0.10	2.22.2019

(1)	The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options were granted on February 23, 2014, and vest semiannually over a period of 3 years, commencing from June 30, 2014, and will be fully vested on December 31, 2016.

(3)	These options were granted on February 23, 2014, and vest semiannually over a period of 2 years, commencing from April 30, 2014, and will be fully vested on October 31, 2015.

(4)	These options were granted on February 23, 2014, and vest semiannually over a period of 3 years, commencing from June 30, 2014, and will be fully vested on December 31, 2016.

(5)	These options were granted on February 23, 2014, half of which (750,000) vested immediately, and the balance of which (750,000) vest ratably on a monthly basis over the period of 9 months commencing from April 30, 2014, and will be fully vested on December 30, 2014.

Director Compensation

The following table sets forth the compensation during the year ended August 31, 2014 of the non-employee members of our board of directors who serve on our board of directors.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		Total ($)

Moshe Hogeg	-		2,356,858	(2)	2,356,858

Ori Inbar	20,000	(3)	15,224	(4)	35,224

Yuval Rabin	-		-		-

Sy Stern	12,000	(5)	25,296	(6)	37,296

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Note 7 to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K for the year ended August 31, 2014.

(2)	On March 24, 2014, our board of directors elected Moshe Hogeg as Chairman of our board of directors. In consideration of his services as Chairman, we issued Mr. Hogeg options to purchase 20,000,000 shares of the our common stock under the our 2014 Plan, which vest in 24 equal monthly installments (with the first vesting date being one month following the date of grant), provided he continues to serve as Chairman of the Board as of the relevant vesting date, and to have an exercise price of $0.01 per share and an expiration date which is March 24, 2024.

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(3)	Commencing from November 2013, Mr. Inbar receives a monthly cash retainer fee of US$2,000 for his service as a member of our board of directors.

(4)	On November 9, 2013, Mr. Inbar was granted 100,000 Non-Qualified Stock Options with an exercise price of $0.29, vesting semiannually over a period of 2 years commencing from the beginning of our quarterly reporting date (i.e. March 1 and September 1), and expire 5 years from each vesting date. 25,000 (or 25%) initially vested on March 1, 2014 and expire on February 28, 2019.

(5)	Commencing from March 2014, Mr. Stern receives a monthly cash retainer fee of US$2,000 for his service as a member of our board of directors.

(6)	On February 23, 2014, our board of directors granted Mr. Stern 200,000 Non-Qualified Stock Options with an exercise price of $0.285. 100,000 options vested immediately and 100,000 options vest semiannually over a period of 2 years commencing from July 31, 2014, and expiring on February 22, 2019.

Narrative to Director Compensation Table

Our directors currently do not receive any cash compensation for service on the Board of Directors or any committee thereof, except for Mr. Inbar and Mr. Stern who each receive a monthly retainer fee of $2,000. However, directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. We may compensate independent directors for their service on the Board and any Committee at rates that are comparable to the compensation paid to independent directors of other similarly situated companies.

PRIOR TRANSACTIONS BETWEEN THE COMPANY AND

RELATED PERSONS AND ENTITIES

During the year ended August 31, 2013, the Company completed a private placement of (i) five-year Series A-13 Convertible Debentures (the “A-13 Debentures”) for an aggregate principal amount of $1,927,543,bearing interest at 1.2% per annum, convertible into shares of common stock, at a conversion price of $0.25, and (ii) a five-year Warrant (the “2013 Warrants”) to purchase 7,710,172 shares of common stock, to certain accredited investors pursuant to a series of Securities Purchase Agreements.

During the year ended August 31, 2014, the Company completed a private placement of (i) five-year A-13 Debentures for an aggregate principal amount of $2,130,000, bearing interest at 1.2% per annum, convertible into shares of common stock, at a conversion price of $0.25, and (ii) a five-year 2013 Warrants to purchase 8,520,000 shares of common stock, to certain accredited investors pursuant to a series of Securities Purchase Agreements.

On March 24, 2014, our board of directors approved the Securities Purchase Agreement with each of the Purchasers, substantially upon the terms set forth in the Securities Purchase Agreement (the “2014 SPA”), and to accept the offer of each of the Purchasers, to purchase its respective portion of the $2,500,000 of our Convertible Debentures Series A-14 with Warrants on the terms previously set forth in the 2014 SPA. Under the 2014 SPA, the Company received a commitment from Credit Strategies, LLC (the “Lead Investor”), for itself and/or its affiliates, which are major investors in the Company, to purchase an additional $1,500,000 upon similar terms within 90 days. During July 2014, the Company’s board of directors approved the amendment of the 2014 SPA to provide that the Lead Investor will invest its $1,500,000 in several installments according to the Company’s needs. As of August 31, 2014 $750,000 of which had been received. During the first fiscal quarter of 2015, we received the remaining balance of $750,000.

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On June 24, 2014, we entered into a new Securities Purchase Agreement with ALS Capital Ventures LLC. (the "Investor”) Pursuant to the terms of the Securities Purchase Agreement, the investor purchased 1.20% convertible debentures (convertible into an aggregate of 4,944,000 shares of common stock at an exercise price of $0.25 per share) and warrants (to purchase an aggregate of 4,944,000 shares of common stock at an exercise price of $0.50 per share). The purchase price paid by the Investor was $1,236,000 which was paid through a combination of (a) $1,100,000 cash and (b) the exchange by the investor of a $136,000 payable owed by us to the investor as reimbursement of a reduction of premiums paid with regard to the insurance policies transferred to the Investor by us in 2012.

On March 26, 2014, we completed a private placement to Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP), (“Singulariteam”) an affiliate of Mr. Moshe Hogeg, the Chairman of our board of directors, pursuant to which we issued Singulariteam: (i) five-year Convertible Debentures for an aggregate principal amount of $1,000,000, bearing interest at 1.2% per annum, convertible into shares of common stock, at a conversion price of $0.25, and (ii) a five-year Warrant to purchase 4,000,000 shares of common stock.

In addition, on January 29, 2015, all of the Board of Directors and the majority stockholder of the Company have approved and authorized the execution of a certain Master Agreement by and between the Company, Credit Strategies LLC, Platinum Partners Value Arbitrage Fund L.P., ALS Capital Ventures LLC, SBO Trust U/A/D 4/13/10, MJSYRL Inc., CS Master Holdings LLC, Moshe Oratz, and Singulariteam, dated as of February 2, 2015 including all annexes, schedules, instruments, and documents ancillary thereto, providing for, inter alia, the raising of additional funds from some of the parties to such Master Agreement, which are stockholder of the Company as well as from third parties investors in consideration to the Company’s shares. Such transaction shall allow for the participating stockholders to increase their holdings in the Company.

GOLDEN PARACHUTES AND OTHER COMPENSATION OF ANY OFFICERS

AS A RESULT OF THE REVERSE/FORWARD STOCK SPLIT

No officer is receiving golden parachutes or any cash payment as a result of the Reverse/Forward Stock Split.

Following the Reverse/Forward Stock Split, it is the intention of the Company to cause the issuance of 155,000,000 options or stock units to purchase Common Stock of the Company, to the Company’s and the its Israeli subsidiary's officers and employees, including to, Motti Kushnir (Chief Executive Officer), Ortal Zanzuri (Chief Financial Officer and Secretary) and Matan Protter (Chief Technology Officer of Infinity Israel). The number of options or stock units to be granted to each of such officers and employees shall be determined by the Board of Directors.

Furthermore, Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP), an affiliate of Mr. Moshe Hogeg, the Chairman of our board of directors anticipate investing as part of a round of financing of the Company after completion of the Reverse/Forward Stock Split.

FINANCIAL INFORMATION

The following documents that we filed with the SEC, are incorporated by reference in this Information Statement: (i) the Annual Report on Form 10-K for the fiscal year ended August 31, 2014, (ii) the Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2014, and (v) any filings with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act following the date of this Information Statement.

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The Reverse/Forward Stock Split is not anticipated to have a material effect on (1) the Company's balance sheet as of November 30, 2014; and (2) the Company's statement of income, earnings per share, and ratio of earnings to fixed charges for the fiscal year ended August 31, 2014 and the quarterly period ended November 30, 2014.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein (or in any other subsequently filed documents which also is deemed to be incorporated by reference herein) modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

Going Concern Uncertainty

The Company will require additional funds to finance our augmented reality operations. The Company is dependent upon the expected demand for its software platform and its ability to generate sufficient cash from our augmented reality business to meet its obligations as they come due. The Company may not be able to obtain additional financing on reasonable terms or at all. However, there can be no assurance that we will be successful in implement our business plan, and it is uncertain whether the Company will be able to achieve a profitable level of operations and be able to obtain additional financing. There can be no assurance that any additional financings will be available to the Company on satisfactory terms and conditions, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern

The Company had a limited operating history in its current augmented reality business since November 2012. The Company has sustained operating losses since such date and will likely continue to sustain losses as it seeks to develop its augmented reality products. The Company expect these losses to be substantial because its product development and other costs that will be spent on development activities. For the year ended August 31, 2014, the Company had a net loss applicable to common shareholders of $7,874,588 as compared to $11,424,093 for the year ended August 31, 2013. As of August 31, 2014, we have an accumulated deficit of $66,180,566. Since the Company began augmented reality, it had generated no revenues and a large portion of its expenses are fixed, including expenses related to facilities, equipment, contractual commitments and personnel. As a result, the Company expects its net losses from operations to continue for the next few years.

Net cash used in operating activities from continuing operations for the year ended August 31, 2014 was $3,432,834. Net cash used in investing activities was $51,300 resulted from net purchase of leasehold improvements and equipment. Net cash provided by financing activities was $5,144,717 arising from proceeds received from convertible debentures and exercise of stock options. The effect of exchange rate changes on cash was a decrease of $13,478. This resulted in an increase in cash of $443,678. Sources of cash flow for continuing operations resulted primarily from proceeds received from investments.

Without the continued capital and cash flow assistance from our shareholders and new investors in the Company, the Company's ability to continue as a viable business is in doubt, and it may not be able to continue as a going concern. These matters raise substantial doubt about the Company's ability to continue as a going concern.

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CERTAIN INFORMATION CONCERNING THE COMPANY

Infinity Augmented Reality, Inc.'s administrative and principal executive office is located at 228 Park Ave. S #61130, New York, NY 10003-1502, and its telephone number is (917) 677-2084.

Infinity Augmented Reality, Inc. (formerly known as Absolute Life Solutions, Inc.) was originally incorporated as Shimmer Gold, Inc. in the State of Nevada on September 7, 2006. The Company was an Exploration Stage company as defined by Accounting Standards Codification 915, Development Stage Entities, and was in the business of the acquisition and exploration of mineral resources during the period from September 7, 2006 to May 21, 2010. Subsequently, a majority of our shareholders approved an amendment to our Articles of Incorporation changing our name to Absolute Life Solutions, Inc. During the fiscal year ended August 31, 2010, the Company commenced operations as a specialty financial services company engaged in the business of purchasing life settlement contracts for long-term investment purposes and was no longer classified as a development stage company.

Effective November 15, 2012, the Company is no longer engaged in its prior primary activity as a specialty financial services company primarily engaged in the purchase of life settlement contracts. All of the operations related to the Company’s life settlements business are reported as discontinued operations in the consolidated financial statements.

In May 2012, we formed a wholly-owned subsidiary Infinity Augmented Reality, LLC, or IAR Subsidiary, and commenced activities to enable it to be actively engaged in the development of software applications which will utilize augmented reality. Effective March 7, 2013, the Company changed its name from Absolute Life Solutions, Inc. to Infinity Augmented Reality, Inc. On that same date, the IAR Subsidiary was merged into the Company. Effective June 30, 2013, the Company formed a wholly owned Israeli subsidiary, Infinity Augmented Reality Israel Ltd. (“Infinity Israel”).

The Company is actively engaged in the development of an augmented reality software platform which will provide end users with a fully three dimensional (3D), interactive augmented reality experience with full hand controls and a completely natural user interface. Augmented reality, or AR, is a technology which allows the projection of visual content that the viewer perceives as a real life experience and allows the viewer to intuitively interacts with augmented content in his or her physical surroundings. Our technology platform is made up of computer vision algorithms which will interface with any hardware including mobile or wearable devices that have two dimensional (2D) stereoscopic cameras. Our technology will turn such hardware into a powerful content augmentation platform. Our technology will be usable both outdoors and indoors and will feature lower power consumption.

We are developing three software development kits, or SDKs, which will serve as the core platform for augmented reality software developers and wearable device manufacturers. Our solution is designed to assist application developers in easily and efficiently developing advanced augmented reality applications, in a shorter time-to-market, while still providing a rich augmented reality experience.

Currently, augmented reality technology is mainly used to provide mobile device users with an additional layer of visual content while looking at the world around them through the screen of their smart phones or tablets. New technologies are emerging to combine both wearable devices like AR glasses with mobile devices. Such a combination will enable the users to benefit from a many different augmented reality experiences that are not available today. However, currently, such technologies rely on expensive cameras and sensors requiring vast energy consumption and are overall unsuitable for incorporation into everyday wearable and mobile devices because they require either connection to electricity or relatively heavy batteries.

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Our platform will provide application developers and wearable device manufacturers with a light, simple platform utilizing only simple, passive 2D cameras, requiring only one tenth (1/10) the power consumption of current AR solutions which can be operated by light batteries. Our technology enables the extraction, representation and digitization of the physical world and provides an intelligent understanding of the 3D scene. Furthermore, the technology is designed to provide a unique advanced “hand controlled” Natural User Interface, which enables the augmented reality application developers’ community to create a real life experience for application users that focuses mainly on the user’s point of view.

AVAILABLE INFORMATION

  Copies of our most recent Form 10-K and our most recent Form 10-Q are available for inspection and copying at our principal executive offices during regular business hours by any stockholder.  We are currently subject to the information requirements of the Exchange Act and file periodic reports and other information with the SEC. These materials, including our most recent Form 10-K and our most recent Form 10-Q, can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Some of this information may also be accessed through the SEC’s Internet website at www.sec.gov. Our Common Stock trades on the OTCQB tier of the OTC Market under the symbol “ALSO.”

By Order of the Board of Directors:

/s/ Motti Kushnir

Motti Kushnir, Chief Executive Officer

228 Park Ave. S
#61130, New York,
NY 10003-1502

February __, 2015

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BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Annex A-1

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

1. Name of corporation: Infinity Augmented Reality, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article three (e) shall be added, as follows:

THIRD

(e) Effective as of the effectiveness of this Certificate of Amendment to this Articles of Incorporation and without regard to any other provision of this Articles of Incorporation, each one hundred and one (101) shares of Common Stock, par value $0.00001 per share, issued or outstanding immediately prior to the time this Certificate of Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one (1) share (and fractional shares as may be applicable based upon such 1-to-101 ratio) of fully paid and nonassessable Common Stock, par value $0.00001 per share (the "Reverse Split"), provided that no fractional shares shall be issued as a result of this Reverse Split to any stockholder of record that owns less than one (1) share as a result of the Reverse Split. In lieu thereof, the Corporation shall pay to each such holder of record of any such fractional share an amount equal to $0.15 per share on a pre-split basis. Holders of record of at least one (1) share, will receive fractional shares as a result of the Reverse Split to the extent the amount is not equally divisible by one hundred and one (101), and they will not be entitled to receive any cash payment."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,288,844 shares of Common Stock (approximately 54.62% of the total class of Common Stock issued and outstanding)

4. Effective date and time of filing: (optional)	Date: March ______, 2015 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

A-1

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Annex A-2

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

1. Name of corporation:

Infinity Augmented Reality, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article three Sections (a) and (e) shall be restated in their entirety, as follows:

THIRD

(a) The aggregate number of shares which the corporation shall have authority to issues is: (i) One Billion (1,000,000,000) shares of Common Stock, par value 0.00001 each (the “Common Stock”), and (ii) Five Hundred Million (500,000,000) shares of Preferred Stock, par value 0.00001 each (the “Preferred Stock”). The Boards of Directors is hereby vested with authority to fix by resolution or resolutions the designation and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitation or restrictions thereof, including without limitations the divided rate, conversion or exchange rights, redemption price and liquidation preferences, of any series of shares of Preferred Stock, and to fix the number of share constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case he number of shares if any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation of the Nevada Revised Statues.

(e) Effective as of the effectiveness of this Certificate of Amendment to this Articles of Incorporation and without regard to any other provision of this Articles of Incorporation, each one (1) share of Common Stock, par value $0.00001 per share, issued or outstanding immediately prior to the time this Certificate of Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one hundred and one (101) shares of fully paid and nonassessable Common Stock, par value $0.00001 per share."

A-2

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,288,844 shares of Common Stock (approximately 54.62% of the total class of Common Stock issued and outstanding).

4. Effective date and time of filing: (optional)	Date: March ______, 2015 Time:
(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

A-3

Annex B

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

B-1

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

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4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

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NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

( The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

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(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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Annex C

INFINITY AUGMENTED
REALITY, INC.

2015 EQUITY INCENTIVE PLAN

1. DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2. “Award” shall mean either a Stock Option, a Stock Unit or a Performance Based Award.

1.3. “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Cause” shall mean any of the following: (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee including, without limitations, duties of confidentiality, and non-compete, or (ii) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude or affecting the Company.

1.7. “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities; or

(b) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its Subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(c) the shareholders of the Company approve a plan of complete liquidation, dissolving or winding up of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

1.8. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.9. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.10. “Common Stock” shall mean the common stock of the Company, par value $0.00001 per share.

1.11. “Company” shall mean Infinity Augmented Reality, Inc., a Nevada Corporation.

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1.12. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant.

1.13. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option or a Stock Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units, or a combination of any or all of the foregoing.

1.14. “Effective Date” shall mean the date on which the Board adopts the Plan.

1.15. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.16. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.17. “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

(a) if a security is listed for trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

(b) if such security is not listed for trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee, taking into account all relevant facts and circumstances.

1.18. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

1.19. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.20. “ISO” shall mean a Stock Option granted under the Plan which is intended to qualify as an “incentive stock option” as such term is used in Code Section 422(b).

1.21. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee as such term is defined in paragraph (b)(3) of Rule 16b-3 promulgated under the Exchange Act (or any successor rule), and an “outside director” as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code.

1.22. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.23. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.24. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.25. “Plan” shall mean the Infinity Augmented Reality, Inc. 2015 Equity Incentive Plan, as it may be amended from time to time.

1.26. “Retirement ” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

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1.27. “Stock Option” shall mean the grant by the Committee to a Participant of either an ISO or Nonqualified Stock Option, as further described in Section 6 below.

1.28. “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 7.1 below.

1.29. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.30. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.31. “Vest” shall mean:

(a) with respect to Stock Options, when the Stock Option (or a portion of such Stock Option) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option; or

(b) with respect to Awards other than Stock Options, when the Participant has:

(i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

(ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 10 below

1.32. “Vesting Date” shall mean the date or dates on which an Award Vests.

1.33. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2. PURPOSE AND TERM OF PLAN

2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2. Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten (10) years or until earlier terminated by the Board and no Award may be granted under the Plan on a date that is more than ten (10) years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

3. ELIGIBILITY AND PARTICIPATION

3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan. The Committee, at its sole discretion shall determine whether an individual is eligible to receive Awards.

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3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 6.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4. ADMINISTRATION

4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder.

4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that unless otherwise explicitly provided in the Award Agreement, in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a) to determine eligibility for participation in the Plan and to select Participants;

(b) to determine eligibility for and the type and size of an Award granted under the Plan;

(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards;

(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, including by way of adopting sub-plans and plan addendums;

(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(k) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a written resolution signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

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4.5. Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 12 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5. SHARES SUBJECT TO PLAN

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 150,000,000 shares. In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company.

5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee shall, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to performance-based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance - based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

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5.3. Repricing. The Committee and/or the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3.

6. STOCK OPTIONS

6.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. The number of Stock Option granted to a Participant shall be detailed in applicable Award Agreement. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 6.2 through 6.6 below.

6.2. Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant and provided, further, that if an ISO is granted to a Participant who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, then, to the extent required by Section 424(d) of the Code, the exercise price shall be at least 110% of the Fair Market Value of the Common Stock.

6.3. Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 10 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

6.4. Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, twenty five (25%) of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

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6.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

6.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7. STOCK UNITS

7.1. Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

7.2. Payout of Stock Units. Subject to a Participant’s election to defer in accordance with Section 13.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant.

8. PERFORMANCE-BASED AWARDS

8.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

8.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance- Based Awards under the Plan if:

(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

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(b) with respect to either the granting or Vesting of an Award (other than a Nonqualified Stock Option which is granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 8.3 below;

(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after twenty five percent (25%) of such performance period has elapsed);

(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance- based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

8.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

9. CHANGE IN CONTROL

9.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof, or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

9.2. Cash-out. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

9.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

10. TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

10.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

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(b) all Vested portions of Stock Options held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s death, or

(ii) the date the Stock Option would otherwise expire.

10.2. Termination of Engagement for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment or engagement with the Company is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment or engagement with the Company for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment or engagement with the Company is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two (2) years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

10.3. Termination of Employment or Engagement Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment or engagement with the Company is terminated due to Retirement or Disability of the Participant:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment or engagement with the Company, as the case may be, shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment or engagement with the Company, as the case may be, shall remain exercisable until the earlier of:

(i) the end of the 36-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment or engagement with the Company, as the case may be, or

(ii) the date the Stock Option would otherwise expire.

10.4. Other Terminations of Employment or Engagement with the Company. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment or engagement with the Company is terminated for any reason other than for Cause, Retirement or due to death or Disability:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment or engagement with the Company shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options held by the Participant on the date of the termination of his or her employment or engagement with the Company shall remain exercisable until the earlier of;

(i) the end of the 12-month period following the date of the termination of the Participant’s employment or engagement with the Company, or

(ii) the date the Stock Option would otherwise expire.

10.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 10.5 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 10.1, 10.2 or 10.3, as applicable.

10.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

(a) any or all non-Vested portions of Stock Options held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment or engagement with the Company shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire;

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(b) any or all Vested portions of Nonqualified Stock Options held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment or engagement with the Company shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire; and/or

(c) any or all non-Vested portions of Stock Units held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment or engagement with the Company shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

10.7. Cancellation and Rescission of Awards Due to Detrimental Activity. Unless the Award Agreement specifies otherwise, and regardless of whether the Participant’s employment or engagement with the Company is terminated (whether for Cause or otherwise), the Committee may cancel, rescind, or otherwise withhold any Awards held by a Participant, whether Vested or non-Vested, and any such Awards shall immediately be forfeited by such Participant at any time that the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity”. For purposes of this Section 10.6, “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information”, as defined in the Employee’s applicable engagement agreement with the Company or any Subsidiary, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company or any Subsidiary; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company (or any Subsidiary), or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Participant being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to an Award, the Participant may be required to certify, in a manner acceptable to the Committee, that he or she is in compliance with all of the terms and conditions of the Plan and is not and has not engaged in any Detrimental Activity. In the event a Participant fails to comply with the provisions of this Section 10.6 after the grant of the Award and prior to, or during the six months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two (2) years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

11. TAXES

11.1. Withholding Taxes. The Company, or the applicable Subsidiary, may require a Participant whose Stock Unit granted hereunder has Vested, or who exercises a Stock Option granted hereunder to reimburse the Company or the Subsidiary which engages such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which engages such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that engages such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Unit or the exercise of a Stock Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

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11.2. Use of Common Stock to Satisfy Withholding Obligation. At any time that the Company, Subsidiary or other entity that engages such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Unit or the exercise of a Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value, (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

11.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

12. AMENDMENT AND TERMINATION

12.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 12.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

12.2. Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded, the Board or the Committee may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws or to take account of tax, securities law and other regulatory requirements of foreign jurisdictions.

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12.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 10.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

13. MISCELLANEOUS

13.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

13.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution.

13.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

13.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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13.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

13.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

13.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 13.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

13.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement. Any controversy or claim arising out of or in connection with this Plan shall be exclusively resolved by the competent courts of New York City, NY.

13.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

13.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

13.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.

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